CLASS I SHARES
BISHOP STREET FUNDS

PROSPECTUS MAY 1, 2010

STRATEGIC GROWTH FUND (BSRIX) DIVIDEND VALUE FUND (BSLIX) (FORMERLY, LARGE CAP CORE EQUITY FUND) HIGH GRADE INCOME FUND (BSHGX) HAWAII MUNICIPAL BOND FUND (BSHIX) GOVERNMENT MONEY MARKET FUND (BISXX)

Investment Adviser: Bishop Street Capital Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

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BISHOP STREET STRATEGIC GROWTH FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Other Expenses	0.60%

Total Annual Fund Operating Expenses	1.34%

Fee Waivers and/or Expense Reimbursements*	(0.09)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%

*	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$127	$416	$725	$1,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in U.S. common stocks that BNP Paribas Asset Management Inc. (Sub-Adviser) believes have potential for capital appreciation. The Sub-Adviser’s investment strategy, which is designed to offer pure exposure to the U.S. equity market, relies on an active bottom-up approach using a quantitative investment model and results in a fully invested, focused portfolio.

The Sub-Adviser selects securities from an investment universe of roughly 500-600 large, liquid and well-covered companies. In a first, quantitative step, the Sub-Adviser’s proprietary, extensively-back tested model generates a “Sell” and a “Buy” list. Each list is comprised of a limited number of stocks identified with the help of a few pre-selected growth and valuation indicators (used to rank the whole universe in order of attractiveness) and implementation guidelines (defining how recommended operations can be derived from that ranking). The Sub-Adviser reviews in detail the stocks in the “Sell” and “Buy” lists to identify the reasons behind the model’s recommendation (including any reason to consider it biased), and to fully understand the company’s strategy, its business model and its outlook. The portfolio manager is responsible for making the final investment decisions within the leeway left by the model’s implementation guidelines to exceptionally override “Sell” recommendations and select the most attractive candidates within the “Buy” list. As a result of the Sub-Adviser’s research carried out to develop its investment model, the Fund’s style constantly maintains a clear growth bias, the strength of which can be modulated in accordance with market conditions.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or

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economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
18.92%	(23.70)%
(06/30/03)	(12/31/08)

This table compares the Fund’s average annual total returns to those of the S&P 500 Composite Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2009)

			Since
			Inception
	1 Year	5 Years	(7/1/2002)

Return Before Taxes	31.68%	0.77%	4.18%

Return After Taxes on Distributions	31.68%	0.03%	3.67%

Return After Taxes on Distributions and Sale of Fund Shares	20.59%	0.77%	3.70%

S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	3.63%

Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.72%	2.56%	2.47%

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. BNP Paribas Asset Management, Inc. serves as investment sub-adviser to the Fund. Mr. Hubert Goyé, Head of International Equity and Portfolio Manager of the Sub-Adviser, has managed the Fund since 2002.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 14 of the prospectus.

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BISHOP STREET DIVIDEND VALUE FUND
(FORMERLY, BISHOP STREET LARGE CAP CORE EQUITY FUND)

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return, consisting of current income and capital appreciation.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Other Expenses	0.62%

Total Annual Fund Operating Expenses	1.36%

Fee Waivers and/or Expense Reimbursements*	(0.31)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.05%

*	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.05% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$107	$400	$715	$1,608

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing (dividend-paying) equity securities. The Fund invests in a diversified portfolio of common stocks and other types of equity securities. The Fund invests principally in securities of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes are undervalued in light of factors such as the company’s earnings, basic value, revenues or cash flow, but may also invest in securities of companies that the Sub-Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low or below investment grade or are unrated but determined by the Sub-Adviser to be of comparable quality (high yield or “junk” bonds). The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund may also invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Sub-Adviser considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

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•	overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Investment Style Risk

The Fund may invest in either “growth” and/or “value” stocks. Because growth stocks typically trade at a higher multiple of earnings than other types of stocks, the value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. With value stocks, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments.

■	Debt Securities Risk

The prices of debt securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the debt securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

■	Credit Risk

Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks.

■	High Yield Risk

Compared with investment-grade bonds, high yield bonds carry a greater risk of default or downgrade and are more volatile. High yield bonds may also be less liquid and more difficult to value.

■	Derivatives Risk

Because the Fund may invest in derivatives, it is may be exposed to additional volatility and potential loss.

■	Distribution Level Risk

The amount of the distributions paid by the Fund generally depends on the amount of income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Fund receives from its investments decline.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Prior to February 1, 2010, the Fund’s principal investment strategy was to invest at least 80% of its net assets in large-cap equity securities; therefore, the past performance shown below may have differed had the Fund’s current investment strategy been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
17.39%	(24.61)%
(06/30/09)	(12/31/08)

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This table compares the Fund’s average annual total returns to those of the Russell 1000® Value Index and the S&P 500 Composite Index. Effective February 1, 2010, the Fund has changed its primary benchmark from the S&P 500 Composite Index to the Russell 1000® Value Index, and removed the Consumer Price Index as a secondary benchmark. The Sub-Adviser believes the Russell 1000® Value Index is more representative of the type of securities in which the Fund invests. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2009)

		Since
		Inception
	1 Year	(5/3/2006)

Return Before Taxes	31.28%	(4.21)%

Return After Taxes on Distributions	30.86%	(4.74)%

Return After Taxes on Distributions and Sale of Fund Shares	20.29%	(3.68)%

Russell 1000® Value Index Return (reflects no deduction for fees, expenses or taxes)	19.69%	(3.78)%

S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	26.46%	(1.45)%

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Mr. Scott L. Davis and Mr. Richard E. Dahlberg, portfolio managers of the Sub-Adviser, have co-managed the Fund since February 2010.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 14 of the prospectus.

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BISHOP STREET HIGH GRADE INCOME FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high total return.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Other Expenses	0.58%

Total Annual Fund Operating Expenses	1.13%

Fee Waivers and/or Expense Reimbursements*	(0.37)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.76%

*	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.76% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$78	$322	$586	$1,342

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

In seeking superior long term performance, the Fund primarily invests at least 80% of its net assets (plus any borrowings for investment purposes) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. Government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody’s, or unrated equivalent). The portfolio management team anticipates that the Fund will maintain an average weighted maturity of 6 to 8 years. In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy, the forecast on interest rates, sector and security valuations, and credit rating concerns.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

8

■	Credit Risk

Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Mortgage-Backed Securities Risk

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition of the credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
6.88%	(3.07)%
(12/31/08)	(06/30/04)

This table compares the Fund’s average annual total returns to those of the Barclays Capital U.S. Government/Credit Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return Before Taxes	8.41%	5.68%	6.38%

Fund Return After Taxes on Distributions	6.37%	4.02%	4.61%

Fund Return After Taxes on Distributions and Sale of Fund Shares	6.08%	3.92%	4.46%

Barclays Capital U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	4.52%	4.71%	6.34%

Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.72%	2.56%	2.53%

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Mr. Michael K. Hirai, CFA, CPA, President, Chief Investment Officer and Director, and Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2006.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 14 of the prospectus.

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BISHOP STREET HAWAII MUNICIPAL BOND FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%

Other Expenses	0.60%

Total Annual Fund Operating Expenses	0.95%

Fee Waivers and/or Expense Reimbursements*	(0.40)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.55%

*	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.55% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$56	$263	$486	$1,130

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Hawaii Municipal Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than

10

that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

■	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

■	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
5.33%	(2.64)%
(09/30/09)	(09/30/08)

This table compares the Fund’s average annual total returns to those of the Barclays Capital Municipal Bond Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return Before Taxes	9.63%	3.54%	5.28%

Fund Return After Taxes on Distributions	9.63%	3.49%	5.20%

Fund Return After Taxes on Distributions and Sale of Fund Shares	7.62%	3.58%	5.15%

Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.72%	2.56%	2.53%

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, and Ms. Stephanie M. Chun, Senior Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2007.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 14 of the prospectus.

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BISHOP STREET GOVERNMENT MONEY MARKET FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to preserve principal and maintain liquidity while providing current income.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%

Other Expenses	0.59%

Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses	0.91%

Fee Waivers and/or Expense Reimbursements**	(0.39)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.52%

*	Acquired fund fees and expenses are based on amounts for the most recently completed fiscal year. Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.

**	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.50% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$53	$251	$466	$1,084

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that Fischer Francis Trees & Watts, Inc. (Sub-Adviser) determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.

Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant share price per share of $1.00, there is no guarantee that the Fund will achieve this goal. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Income Risk

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of

12

the agency to borrow from the U.S. Treasury or by the agency’s own resources.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
1.57%	0.00%
(09/30/00)	(09/30/09)

This table compares the Fund’s average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return	0.05%	2.89%	2.73%

iMoneyNet, Inc. First Tier Institutions-Only Average Return	0.34%	3.13%	2.90%

For information concerning the Fund’s 7-Day Yield, please call 1-800-262-9565.

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 14 of the prospectus.

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SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

■ ■ ■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Funds directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■ ■ ■	TAX INFORMATION

Each Fund (except the Hawaii Municipal Bond Fund) intends to make distributions that may be taxed as ordinary income or capital gains. The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal and Hawaii state income taxes.

■ ■ ■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT RISK

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund (other than the Government Money Market Fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Government Money Market Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

14

■ ■ ■	EQUITY RISK (Strategic Growth Fund and Dividend Value Fund)

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

■ ■ ■	FIXED INCOME RISK (Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund and Government Money Market Fund)

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	Call Risk (Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund and Government Money Market Fund)

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

■	Credit Risk (Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund and Government Money Market Fund)

The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price.

■	Event Risk (Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund and Government Money Market Fund)

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

■	Municipal Issuer Risk (High Grade Income Fund and Hawaii Municipal Bond Fund)

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments

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on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

■	Concentration Risk (Hawaii Municipal Bond)

The Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

■	Mortgage-Backed Securities Risk (High Grade Income Fund)

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

■	High Yield Risk (Dividend Value Fund)

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and tend to be more sensitive to credit risk, which is more likely to weaken the ability of the issuers to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

■ ■ ■	Foreign Securities Risk (Dividend Value Fund)

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to,

16

events that do not otherwise affect the value of the security in the issuer’s home country. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

■ ■ ■	Investment Style Risk (Dividend Value Fund)

Growth stocks are stocks that are believed to have above-average rates of earnings growth and that, therefore, may experience above-average increases in stock price. Because growth stocks typically trade at a higher multiple of earnings than other types of stocks, the value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. Value stocks are stocks of companies that are believed to be undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. With value stocks, if the assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives include futures, forwards, options, swap contracts, and other derivative instruments. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all.

■ ■ ■	Management Risk (All Funds)

Each Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objectives. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to

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underperform other funds with similar investment objectives.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of each Fund, except the Dividend Value Fund, is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI). For the Government Money Market Fund, these investments may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. issuers (including asset-backed securities) but only to the extent they are guaranteed as to principal by the U.S. Treasury, FDIC, or the U.S. government and/or its agencies; (ii) short-term obligations issued by state governments; and (iii) shares of other money market funds.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT INDICES

As noted earlier in this prospectus, each Fund compares its average annual total returns to those of one or more broad based market indices. An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower. The indices used by each Fund, and a description of those indices, are provided below.

Fund	Index

Strategic Growth Fund	S&P 500 Composite Index Consumer Price Index

Dividend Value Fund	Russell 1000® Value Index S&P 500 Composite Index

High Grade Income Fund	Russell 1000® Value Index S&P 500 Composite Index

High Grade Income Fund	Barclays Capital U.S. Government/Credit Index Consumer Price Index

Hawaii Municipal Bond Fund	Barclays Capital Municipal Bond Index Consumer Price Index

Government Money Market Fund	iMoneyNet, Inc. First Tier Institutions-Only Average

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

The Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

18

The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.

The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund’s goal.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

The S&P 500 Composite Index is a widely-recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Index is capitalization weighted, meaning each stock in the index is weighted to its market value.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. The portfolio holdings for the Funds (except for the Government Money Market Fund) are disclosed in the Quarterly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com. The portfolio holdings for the Government Money Market Fund are disclosed in the Monthly Holdings Report, which is also available on the Funds’ website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISERS

■ ■ ■	INVESTMENT ADVISER

The Adviser, Bishop Street Capital Management, is an investment adviser registered with the U.S. Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 (Advisers Act) and a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with two of the Sub-Advisers, BNP Paribas Asset Management, Inc. and Fischer Francis Trees & Watts, Inc., which are also subsidiaries of BNP Paribas. As of March 31, 2010, the Adviser had approximately $2.4 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. For the fiscal year ended December 31, 2009, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):

Strategic Growth Fund	0.74%
Dividend Value Fund	0.66%
High Grade Income Fund	0.41%
Hawaii Municipal Bond Fund	0.23%
Government Money Market Fund	0.00%

Through April 30, 2011, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class I Shares of each Fund as follows:

Strategic Growth Fund	1.25%
Dividend Value Fund	1.05%
High Grade Income Fund	0.76%
Hawaii Municipal Bond Fund	0.55%
Government Money Market Fund	0.50%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and its expense cap to

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recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

In addition to the expense limitation agreements described above, the Adviser has voluntarily committed to reduce its fees and reimburse expenses in order to keep the Government Money Market Fund’s yield from falling below 0.01%. The Funds’ administrator and distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class I Shares for the fiscal year ended December 31, 2009 were as follows:

Strategic Growth Fund	1.11%
Dividend Value Fund	1.05%
High Grade Income Fund	0.76%
Hawaii Municipal Bond Fund	0.55%
Government Money Market Fund	0.33%

The Adviser oversees the Sub-Advisers to ensure compliance with the Strategic Growth, Dividend Value, and Government Money Market Funds’ investment policies and guidelines, and monitors the Sub-Advisers’ adherence to their investment styles. The Adviser pays the Sub-Advisers out of the investment advisory fees it receives.

The Board supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements is included each year in the Funds’ semi-annual report for the period ended June 30.

■ ■ ■	INVESTMENT SUB-ADVISERS

BNP Paribas Asset Management, Inc. (BNP PAM) serves as the Strategic Growth Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis. BNP PAM selects, buys and sells securities for the Fund under the general supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and a subsidiary of BNP Paribas. BNP PAM is an investment adviser registered with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals (“associated persons,” as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS (BNP PAM SAS). BNP PAM is a direct, wholly-owned subsidiary of Paribas North America, Inc. As of December 31, 2009, BNP PAM SAS had approximately $7.6 billion in assets under management for U.S. equity products managed under this strategy and approximately $424 billion in assets under management worldwide.

Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Government Money Market Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $17.1 billion as of March 31, 2010, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW’s main

20

office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation.

Columbia Management Investment Advisers, LLC (CMIA) (formerly, RiverSource Investments, LLC) serves as the Dividend Value Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis. CMIA, located at 100 Federal Street, Boston, MA 02110, is an investment adviser registered with the SEC under the Advisers Act and is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc., located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474. CMIA’s management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to mutual funds, CMIA acts as investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. In rendering investment advisory services, CMIA may use the research and other expertise of other affiliates and third parties in managing the Fund’s investments. As of December 31, 2009, CMIA had assets under management of approximately $148.8 billion.

■ ■ ■	PORTFOLIO MANAGERS

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of both the Hawaii Municipal Bond Fund and the High Grade Income Fund. Ms. Carias, serving in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty years, has 14 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Stephanie M. Chun, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. She brings over seven years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and an M.B.A. from the University of Hawaii, Shidler College of Business. She is a member of CFA Hawaii and currently serves as its Membership Chair and University Liaison.

Michael K. Hirai, CFA, CPA, Bishop Street Capital Management, is President, Chief Investment Officer and Director of the Adviser and also serves as co-portfolio manager of the High Grade Income Fund. Mr. Hirai has over 26 years of management experience serving in senior management roles with investment firms in Los Angeles and Honolulu.

Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Government Money Market Fund. Mr. O’Donnell joined FFTW in 2002 and has over ten years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).

Hubert Goyé, of BNP PAM, serves as the Strategic Growth Fund’s portfolio manager. Mr. Goyé is the Head of International Equity and has been a portfolio manager since 1995. Mr. Goyé has more than 20 years of investment experience and holds an advanced degree in engineering from Ecole Nationale de Ponts et Chaussees, Paris. Mr. Goyé manages BNP PAM’s U.S. Core Growth strategy’s model portfolio, the investment decisions of which are replicated in the Strategic Growth Fund.

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Mr. Goyé is the primary decision-maker and heads a team consisting of researchers and analysts.

Scott L. Davis, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. Davis is a portfolio manager of CMIA and has been a portfolio manager of the Fund since February 2010. Before joining CMIA in May 2010, Mr. Davis was associated with Columbia Management Advisors, LLC, the Fund’s previous sub-adviser, or its predecessors as an investment professional since 1985.

Richard E. Dahlberg, CFA, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. Dahlberg is a portfolio manager of CMIA and has been a portfolio manager of the Fund since February 2010. Before joining CMIA in May 2010, Mr. Dahlberg was associated with Columbia Management Advisors, LLC, the Fund’s previous sub-adviser, or its predecessors as an investment professional since 2003.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

■ ■ ■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

■ ■ ■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Excessive Trading.”

22

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Fund’s NAV (except for the Government Money Market Fund’s NAV) is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day’s NAV, generally a Fund must receive your purchase order by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time.

The Government Money Market Fund’s NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Government Money Market Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

How the Funds Calculate NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV for the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Government Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund’s SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Fair Value Pricing

The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Strategic Growth and Dividend Value Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the High Grade Income and Hawaii Municipal Bond Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

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Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). A Fund may accept investments of smaller amounts in its sole discretion.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

■ ■ ■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

Other than for the Government Money Market Fund, if you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price of each share will be the next NAV determined after a Fund receives your request.

Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after they receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders)

24

the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

The Funds will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.

■ ■ ■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of any Fund for Class I Shares of any other Bishop Street Fund on any Business Day by contacting the Funds directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds’ policy on excessive trading, see “Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

Excessive Trading

The Funds (except the Government Money Market Fund) are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash

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balances to meet redemption requests, and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Funds’ Board of Trustees. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than four “round trips” into or out of each Fund per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the same Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believe that the trading activity would be harmful or disruptive to the Funds.

The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. Although these policies are designed to deter frequent trading in the Funds will occur, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ frequent trading policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ frequent trading policy with respect to customers identified by the Funds as having engaged in frequent trading. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

Government Money Market Fund – The Government Money Market Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Fund’s

26

Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask you to provide your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s NAV next determined.

The Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement

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plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Each Fund has adopted a shareholder servicing plan that provides that Class I Shares of the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of each Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

Declared Daily and Paid Monthly
High Grade Income Fund
Hawaii Municipal Bond Fund
Government Money Market Fund

Declared and Paid Quarterly
Strategic Growth Fund
Dividend Value Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund’s shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Government Money Market Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Funds’ Class I Shares. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report for the period ended December 31, 2009, along with each Fund’s financial statements, is included in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the periods ended December 31,

		Investment			Dividends and
		Activities			Distributions from							Ratio of
			Net Realized									Expenses	Ratio of
			and	Total							Ratio of	to Average	Net
	Net Asset	Net	Unrealized	Investment			Total	Net Asset		Net Assets,	Expenses	Net Assets	Investment
	Value,	Investment	Gain	Activities	Net		Dividends	Value,		End of	to	Excluding	Income (Loss)	Portfolio
	Beginning	Income	(Loss) on	from	Investment	Capital	and	End of	Total	Period	Average	Fee	to Average	Turnover
	of Period	(Loss)(1)	Investments	Operations	Income	Gains	Distributions	Period	Return†	(000)	Net Assets	Waivers	Net Assets	Rate

STRATEGIC GROWTH FUND

2009	$8.08	$— **	$2.56	$2.56	$—	$—	$—	$10.64	31.68%	$60,929	1.11%	1.34%	0.00%	54%
2008	14.05	(0.02)	(5.73)	(5.75)	—	(0.22)	(0.22)	8.08	(41.46)	62,237	1.06	1.29	(0.19)	73
2007	14.84	(0.03)	1.53	1.50	—	(2.29)	(2.29)	14.05	10.10	126,384	1.07	1.30	(0.22)	61
2006	14.35	(0.03)	1.41	1.38	—	(0.89)	(0.89)	14.84	9.78	142,929	1.06	1.30	(0.23)	53
2005	13.08	(0.05)	1.56	1.51	—	(0.24)	(0.24)	14.35	11.52	123,341	1.07	1.31	(0.35)	55

DIVIDEND VALUE FUND (FORMERLY, LARGE CAP CORE EQUITY FUND)

2009	$6.02	$0.06	$1.81	$1.87	$(0.06)	$—	$(0.06)	$7.83	31.28%	$50,259	1.05%	1.36%	0.89%	82%
2008	10.54	0.07	(4.47)	(4.40)	(0.07)	(0.05)	(0.12)	6.02	(42.02)	51,859	1.05	1.30	0.84	75
2007	10.62	0.04	0.52	0.56	(0.04)	(0.60)	(0.64)	10.54	5.24	101,342	1.05	1.31	0.38	65
2006(2)	10.00	0.04	0.62	0.66	(0.04)	—	(0.04)	10.62	6.63	102,850	1.05 *	1.32 *	0.64 *	51

HIGH GRADE INCOME FUND

2009	$10.56	$0.43	$0.44	$0.87	$(0.43)	$(0.35)	$(0.78)	$10.65	8.41%	$126,334	0.76%	1.13%	4.08%	82%
2008	10.15	0.43	0.41	0.84	(0.43)	—	(0.43)	10.56	8.53	121,976	0.76	1.10	4.22	28
2007	9.94	0.44	0.21	0.65	(0.44)	—	(0.44)	10.15	6.67	136,223	0.76	1.11	4.38	26
2006	10.06	0.41	(0.12)	0.29	(0.41)	—	(0.41)	9.94	2.96	141,448	0.76	1.12	4.12	41
2005	10.33	0.39	(0.19)	0.20	(0.39)	(0.08)	(0.47)	10.06	2.00	141,439	0.76	1.13	3.82	45

HAWAII MUNICIPAL BOND FUND

2009	$10.05	$0.38	$0.57	$0.95	$(0.38)	$—	$(0.38)	$10.62	9.63%	$139,872	0.55%	0.95%	3.68%	27%
2008	10.56	0.40	(0.51)	(0.11)	(0.40)	—	(0.40)	10.05	(1.02)	130,807	0.55	0.92	3.91	36
2007	10.77	0.42	(0.16)	0.26	(0.42)	(0.05)	(0.47)	10.56	2.47	144,828	0.55	0.93	3.92	25
2006	10.77	0.43	0.04	0.47	(0.43)	(0.04)	(0.47)	10.77	4.42	138,333	0.55	0.93	3.99	47
2005	11.02	0.43	(0.16)	0.27	(0.43)	(0.09)	(0.52)	10.77	2.51	145,213	0.55	0.93	3.97	41

GOVERNMENT MONEY MARKET FUND

2009	$1.00	$— *	$— *	$— *	$— *	$— *	$— *	$1.00	0.05%	$82,405	0.33%	0.89%	0.04%	n/a
2008	1.00	0.02	— **	0.02	(0.02)	—	(0.02)	1.00	2.18	164,165	0.51 (3)	0.88	2.19	n/a
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.86	179,725	0.50	0.86	4.75	n/a
2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.63	159,044	0.50	0.86	4.55	n/a
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.78	170,455	0.50	0.87	2.73	n/a

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*	Annualized

**	Amount represents less than $0.01.

(1)	Per share net investment income amount calculated using average shares.

(2)	Commenced operations on May 3, 2006.

(3)	The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the Adviser’s voluntary expense limitation, the ratio would have been 0.50% for the fiscal year ended December 31, 2008.

Amounts designated as “—” are either $0 or have been rounded to $0.

30

INVESTMENT ADVISER
Bishop Street Capital Management
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813

SUB-ADVISERS
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, New York 10166

BNP Paribas Asset Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, Massachusetts 02110

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Your Avenue To Sound Investment

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated May 1, 2010 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds’ website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports
These reports list each Fund’s holdings and contain information from the Funds’ managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the Funds’ most recent Annual and Semi-Annual Reports on the Funds’ website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Funds
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-007-1500

CLASS A SHARES
BISHOP STREET FUNDS

PROSPECTUS May 1, 2010

HAWAII MUNICIPAL BOND FUND (BHIAX) GOVERNMENT MONEY MARKET FUND (BSAXX)

Investment Adviser: Bishop Street Capital Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

WWW.BISHOPSTREETFUNDS.COM	1

BISHOP STREET HAWAII MUNICIPAL BOND FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in “Sales Charges” beginning on page 12 of this prospectus and in “The Distributor” beginning on page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%

Distribution (12b-1) Fees	0.25%

Other Expenses	0.60%

Total Annual Fund Operating Expenses	1.20%

Fee Waivers and/or Expense Reimbursements*	(0.40)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%

*	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.80% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.80% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$379	$631	$903	$1,677

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

2

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

■	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

■	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class A Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class A Shares from calendar year to calendar year. Sales charges are not reflected in the bar chart; if they were reflected, returns would be less than those shown.

Best Quarter	Worst Quarter
5.26%	(2.70)%
(09/30/09)	(09/30/08)

This table compares the Fund’s average annual total returns to those of the Barclays Capital Municipal Bond Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return Before Taxes	9.35%	3.29%	5.03%

Fund Return After Taxes on Distributions	6.08%	2.60%	4.64%

Fund Return After Taxes on Distributions and Sale of Fund Shares	5.18%	2.78%	4.61%

Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.72%	2.56%	2.53%

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, and Ms. Stephanie M. Chun, Senior Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2007.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 6 of the prospectus.

WWW.BISHOPSTREETFUNDS.COM	3

BISHOP STREET GOVERNMENT MONEY MARKET FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to preserve principal and maintain liquidity while providing current income.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%

Distribution (12b-1) Fees	0.25%

Other Expenses	0.59%

Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses	1.16%

Fee Waivers and/or Expense Reimbursements**	(0.39)%

Total Annual Fund Operating Expenses After Waivers and/or Reimbursements	0.77%

*	Acquired fund fees and expenses are based on amounts for the most recently completed fiscal year. Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.

**	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% of the Fund’s Class A Shares average daily net assets until April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.75% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$79	$330	$601	$1,374

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that Fischer Francis Trees & Watts, Inc. (Sub-Adviser) determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. Government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.

Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Income Risk

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

4

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class A Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

Class A Shares of the Fund were offered beginning May 1, 2001. The performance information shown prior to that date represents performance of the Fund’s Class I Shares and has not been adjusted to reflect the Class A Shares’ Rule 12b-1 fees and expenses. Had the adjustment been made, performance for that period would be lower.

This bar chart shows changes in performance of the Fund’s Class A Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
1.57%	0.00%
(09/30/00)	(09/30/09)

This table compares the Fund’s average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return	0.03%	2.68%	2.54%

iMoneyNet, Inc. First Tier Institutions-Only Average Return	0.34%	3.13%	2.90%

For information concerning the Fund’s 7-Day Yield, please call 1-800-262-9565.

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 6 of the prospectus.

WWW.BISHOPSTREETFUNDS.COM	5

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

■ ■ ■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of either Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum investment may be reduced with an Automatic Investment Plan (AIP). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Funds directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■ ■ ■	TAX INFORMATION

The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal and Hawaii state income taxes. The Government Money Market Fund intends to make distributions that may be taxed as ordinary income or capital gains.

■ ■ ■	FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT RISK

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in the Hawaii Municipal Bond Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Government Money Market Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to

6

falling interest rates. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

■ ■ ■	FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

■	Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price.

■	Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

■	Municipal Issuer Risk (Hawaii Municipal Bond Fund only)

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

■ ■ ■	Concentration Risk (Hawaii Municipal Bond Fund only)

The Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

■ ■ ■	Management Risk

Each Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objectives. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of each Fund is a fundamental policy and cannot be changed without shareholder approval.

WWW.BISHOPSTREETFUNDS.COM	7

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI). For the Government Money Market Fund, these investments may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. issuers (including asset-backed securities) but only to the extent they are guaranteed as to principal by the U.S. Treasury, FDIC, or the U.S. government and/or its agencies; (ii) short-term obligations issued by state governments; and (iii) shares of other money market funds.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT INDICES

As noted earlier in this prospectus, each Fund compares its average annual total returns to those of one or more broad based market indices. An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower. The indices used by each Fund, and a description of those indices, are provided below.

Fund	Index

Hawaii Municipal Bond Fund	Barclays Capital Municipal Bond Index Consumer Price Index

Government Money Market Fund	iMoneyNet, Inc. First Tier Institutions-Only Average

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.

The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund’s goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. The portfolio holdings for the Hawaii Municipal Bond Fund are disclosed in the Quarterly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com. The portfolio holdings for the Government Money Market Fund are disclosed in the Monthly Holdings Report, which is also available on the Funds’ website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISER

■ ■ ■	INVESTMENT ADVISER

The Adviser, Bishop Street Capital Management, is a registered investment adviser under the Investment Advisers Act of 1940 (Advisers Act)

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and a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with the Government Money Market Fund’s Sub-Adviser, Fischer Francis Trees & Watts, Inc., which is also a subsidiary of BNP Paribas. As of March 31, 2010, the Adviser had approximately $2.4 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. For the fiscal year ended December 31, 2009, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):

Hawaii Municipal Bond Fund	0.23%
Government Money Market Fund	0.00%

Through April 30, 2011, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class A Shares of each Fund as follows:

Hawaii Municipal Bond Fund	0.80%
Government Money Market Fund	0.75%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and its expense cap to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

In addition to the expense limitation agreement described above, the Adviser has voluntarily committed to reduce its fees and reimburse expenses in order to keep the Government Money Market Fund’s yield from falling below 0.01%. The Funds’ administrator and distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class A Shares for the fiscal year ended December 31, 2009 were as follows:

Hawaii Municipal Bond Fund	0.80%
Government Money Market Fund	0.35%

The Adviser oversees the Sub-Adviser to ensure compliance with the Government Money Market Fund’s investment policies and guidelines, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives.

The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements is included each year in the Funds’ semi-annual report for the period ended June 30.

■ ■ ■	INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Government Money Market Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $17.1 billion as of March 31, 2010, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds,

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endowments, foundations and trusts. FFTW’s main office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation.

■ ■ ■	PORTFOLIO MANAGERS

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. Ms. Carias, serving in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty years, has 14 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Stephanie M. Chun, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. She brings over seven years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and an M.B.A. from the University of Hawaii, Shidler College of Business. She is a member of CFA Hawaii and currently serves as its Membership Chair and University Liaison.

Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Government Money Market Fund. Mr. O’Donnell joined FFTW in 2002 and has over ten years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

■ ■ ■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

■ ■ ■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars

10

and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

You may also purchase shares through a representative of BancWest Corporation and its banking and non-banking subsidiaries, or other financial institutions that have executed dealer agreements.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Excessive Trading.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Hawaii Municipal Bond Fund’s NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order, plus applicable sales charges. So, for you to receive the current Business Day’s NAV, generally the Fund must receive your purchase order by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Fund reserves the right to calculate NAV as of the earlier closing time.

The Government Money Market Fund’s NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

How the Funds Calculate NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV for the Hawaii Municipal Bond Fund, the Fund generally values its investment portfolios at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Government Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund’s SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Fair Value Pricing

The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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When valuing fixed income securities with remaining maturities of more than 60 days, the Hawaii Municipal Bond Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Hawaii Municipal Bond Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). Each Fund may accept investment of smaller amounts in its sole discretion.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

■ ■ ■	Sales Charges (Hawaii Municipal Bond Fund only)

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

	Your Sales Charge	Your Sales Charge
	as a Percentage of	as a Percentage of
If Your Investment is:	Offering Price	Your Net Investment

Less than $50,000	3.00%	3.09%

$50,000 but less than $100,000	2.75%	2.83%

$100,000 but less than $250,000	2.25%	2.30%

$250,000 but less than $500,000	1.25%	1.27%

$500,000 but less than $1,000,000	1.00%	1.01%

$1,000,000 and over	0.00%	0.00%

You may qualify for reduced sales charges or sales charges waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See “Reduced Sales Charge – Class A Shares” below.

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Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•	through reinvestment of dividends and distributions;

•	by persons repurchasing shares they redeemed within the last 30 days (see “Repurchase of Class A Shares” below);

•	by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

•	by present and retired Trustees of the Fund and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries;

•	by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously held with BancWest Corporation and its banking and non-banking subsidiaries;

•	by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

•	through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund’s distributor or otherwise, do not receive any portion of the front-end sales charge.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charges – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a

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joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children’s ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

•	an individual, his or her spouse, or children residing in the same household,

•	any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries

•	a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups

•	any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary,

14

support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Information about sales charges is available on the Fund’s website at www.bishopstreetfunds.com.

■ ■ ■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

With respect to the Hawaii Municipal Bond Fund, if you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

The sale price of each share will be the next NAV determined after the Fund receives your request.

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Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after they receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

The Funds will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.

■ ■ ■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares of any Fund for Class A Shares of either other Bishop Street Fund on any Business Day by contacting the Funds directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds’ policy on excessive trading, see “Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

If you exchange shares of a Fund that you purchased without a sales charge into shares being

16

sold with a sales charge, the exchange is subject to the sales charge of the class into which you exchange. If you exchange shares into a Fund with the same or no sales charge there is no sales charge for the exchange.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

Excessive Trading

Hawaii Municipal Bond Fund – The Hawaii Municipal Bond Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Funds’ Board of Trustees. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believe that the trading activity would be harmful or disruptive to the Fund.

The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. Although these policies are designed to deter frequent trading in the Fund will occur, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a

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financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s frequent trading policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s frequent trading policy with respect to customers identified by the Fund as having engaged in frequent trading. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

Government Money Market Fund – The Government Money Market Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask you to provide your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s NAV next determined.

The Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be

18

subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Each Fund has adopted a shareholder servicing plan that provides that Class A Shares of the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity)

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programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of each Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class A Shares of the Fund to pay distribution and related expenses for the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets for the Class A Shares for each of the Funds is 0.25%.

The Funds’ distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds’ distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds’ distributor may provide cash or non-cash compensation as recognition for past sales or encouragement of future sales that may include the following: merchandise, travel, expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

Declared Daily and Paid Monthly
Hawaii Municipal Bond Fund
Government Money Market Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

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TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund’s shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Government Money Market Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Funds’ Class A Shares. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report for the period ended December 31, 2009, along with each Fund’s financial statements, is included in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the years ended December 31,

		Investment			Dividends and
		Activities			Distributions from							Ratio of
			Net Realized									Expenses	Ratio of
			and	Total							Ratio of	to Average	Net
	Net Asset		Unrealized	Investment			Total	Net Asset		Net Assets,	Expenses	Net Assets	Investment
	Value,	Net	Gain	Activities	Net		Dividends	Value,		End of	to	Excluding	Income	Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Capital	and	End of	Total	Year	Average	Fee	to Average	Turnover
	of Year	Income(1)	Investments	Operations	Income	Gains	Distributions	Year	Return†	(000)	Net Assets	Waivers	Net Assets	Rate

HAWAII MUNICIPAL BOND FUND

2009	$10.05	$0.36	$0.57	$0.93	$(0.36)	$—	$(0.36)	$10.62	9.35%	$26,105	0.80%	1.20%	3.43%	27%
2008	10.56	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	10.05	(1.27)%	23,707	0.80	1.17	3.66	36
2007	10.77	0.39	(0.16)	0.23	(0.39)	(0.05)	(0.44)	10.56	2.21	29,115	0.80	1.18	3.67	25
2006	10.77	0.40	0.04	0.44	(0.40)	(0.04)	(0.44)	10.77	4.16	30,421	0.80	1.18	3.74	47
2005	11.02	0.41	(0.16)	0.25	(0.41)	(0.09)	(0.50)	10.77	2.25	31,515	0.80	1.18	3.72	41

GOVERNMENT MONEY MARKET FUND

2009	$1.00	$— *	$— *	$— *	$— *	$— *	$— *	$1.00	0.03%	$45,233	0.35%	1.14%	0.00%	n/a
2008	1.00	0.02	— *	0.02	(0.02)	—	(0.02)	1.00	1.93	60,446	0.76 (2)	1.13	1.94	n/a
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.60	63,568	0.75	1.11	4.50	n/a
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.37	59,212	0.75	1.11	4.33	n/a
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.53	35,530	0.75	1.12	2.60	n/a

*	Amounts represent less than $0.01.

†	Total return is for the period indicated and has not been annualized. Total return does not reflect the sales charge on Class A Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

(1)	Per share net investment income amount calculated using average shares.

(2)	The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the Adviser’s voluntary expense limitation, the ratio would have been 0.75% for the fiscal year ended December 31, 2008.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER
Bishop Street Capital Management
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813

SUB-ADVISER
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, New York 10166

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Your Avenue To Sound Investment

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated May 1, 2010 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds’ website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports
These reports list each Fund’s holdings and contain information from the Funds’ managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the Funds’ most recent Annual and Semi-Annual Reports on the Funds’ website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Funds
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-008-1200

CLASS I SHARES
BISHOP STREET FUNDS

PROSPECTUS May 1, 2010

GOVERNMENT MONEY MARKET FUND (BISXX)

Investment Adviser: Bishop Street Capital Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

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BISHOP STREET GOVERNMENT MONEY MARKET FUND

■ ■ ■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to preserve principal and maintain liquidity while providing current income.

■ ■ ■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%

Other Expenses	0.59%

Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses	0.91%

Fee Waivers and/or Expense Reimbursements**	(0.39)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.52%

*	Acquired fund fees and expenses are based on amounts for the most recently completed fiscal year. Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.

**	Effective April 30, 2010, Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets through April 30, 2011. This agreement may be terminated: (i) by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.50% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$53	$251	$466	$1,084

■ ■ ■	PRINCIPAL INVESTMENT STRATEGIES

The Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that Fischer Francis Trees & Watts, Inc. (Sub-Adviser) determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.

Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.

■ ■ ■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant share price per share of $1.00, there is no guarantee that the Fund will achieve this goal. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

■	Income Risk

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of

2

the agency to borrow from the U.S. Treasury or by the agency’s own resources.

■ ■ ■	PERFORMANCE INFORMATION

The bar chart and the table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
1.57%	0.00%
(09/30/00)	(09/30/09)

This table compares the Fund’s average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund Return	0.05%	2.89%	2.73%

iMoneyNet, Inc. First Tier Institutions-Only Average Return	0.34%	3.13%	2.90%

For information concerning the Fund’s 7-Day Yield, please call 1-800-262-9565.

■ ■ ■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

■ ■ ■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■ ■ ■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

■ ■ ■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

■ ■ ■	FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

■	Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price.

■	Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information

4

(SAI). These investments may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. issuers (including asset-backed securities) but only to the extent they are guaranteed as to principal by the U.S. Treasury, FDIC, or the U.S. government and/or its agencies; (ii) short-term obligations issued by state governments; and (iii) shares of other money market funds.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT THE INDEX

As noted earlier in this prospectus, the Fund compares its average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average. The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund’s goal. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The portfolio holdings for the Fund are disclosed in the Monthly Holdings Report, which is also available on the Fund’s website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISER

■ ■ ■	INVESTMENT ADVISER

The Adviser, Bishop Street Capital Management, is a registered investment adviser under the Investment Advisers Act of 1940 (Advisers Act) and a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with the Sub-Adviser, Fischer Francis Trees & Watts, Inc., which is also a subsidiary of BNP Paribas. As of March 31, 2010, the Adviser had approximately $2.4 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. For the fiscal year ended December 31, 2009, the Fund paid advisory fees to the Adviser in the following amount (based on average net assets):

Government Money Market Fund	0.00%

Through April 30, 2011, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class I Shares of the Fund as follows:

Government Money Market Fund	0.50%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and its expense cap to

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recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

In addition to the expense limitation agreement described above, the Adviser has voluntarily committed to reduce its fees and reimburse expenses in order to keep the Fund’s yield from falling below 0.01%. The Fund’s administrator and distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class I Shares for the fiscal year ended December 31, 2009 were as follows:

Government Money Market Fund	0.33%

The Adviser oversees the Sub-Adviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives.

The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements is included each year in the Fund’s semi-annual report for the period ended June 30.

■ ■ ■	INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $17.1 billion as of March 31, 2010, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW’s main office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation.

■ ■ ■	PORTFOLIO MANAGER

Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Fund. Mr. O’Donnell joined FFTW in 2002 and has over ten years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).

Additional information about Mr. O’Donnell’s compensation, other accounts managed by Mr. O’Donnell, and Mr. O’Donnell’s ownership of securities in the Fund is available in the SAI.

■ ■ ■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

6

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

■ ■ ■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund’s NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

How the Fund Calculates NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund’s SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Fair Value Pricing

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be

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valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). The Fund may accept investments of smaller amounts in its sole discretion.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

■ ■ ■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

The sale price of each share will be the next NAV determined after the Fund receives your request.

Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Bishop Street Fund in which you own shares. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

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The Fund will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.

■ ■ ■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of the Fund for Class I Shares of any other Bishop Street Fund on any Business Day by contacting the Fund directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

Excessive Trading

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask you to provide your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

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In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund’s NAV next determined.

The Fund reserves the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that Class I Shares of the Fund may

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pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund’s shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares its net investment income, if any, daily and distributes its net investment income monthly.

The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

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TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund’s shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Fund’s Class I Shares. This information is intended to help you understand the Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report for the period ended December 31, 2009, along with the Fund’s financial statements, is included in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the years ended December 31,

		Investment			Dividends and
		Activities			Distributions from							Ratio of
			Net Realized									Expenses	Ratio of
			and	Total							Ratio of	to Average	Net
	Net Asset		Unrealized	Investment			Total	Net Asset		Net Assets,	Expenses	Net Assets	Investment
	Value,	Net	Gain	Activities	Net		Dividends	Value,		End of	to	Excluding	Income	Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Capital	and	End of	Total	Year	Average	Fee	to Average	Turnover
	of Year	Income(1)	Investments	Operations	Income	Gains	Distributions	Year	Return†	(000)	Net Assets	Waivers	Net Assets	Rate

GOVERNMENT MONEY MARKET FUND

2009	$1.00	$— *	$— *	$— *	$— *	$— *	$— *	$1.00	0.05%	$82,405	0.33%	0.89%	0.04%	n/a
2008	1.00	0.02	— *	0.02	(0.02)	—	(0.02)	1.00	2.18	164,165	0.51 (2)	0.88	2.19	n/a
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.86	179,725	0.50	0.86	4.75	n/a
2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.63	159,044	0.50	0.86	4.55	n/a
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.78	170,455	0.50	0.87	2.73	n/a

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*	Amount represents less than $0.01.

(1)	Per share net investment income amount calculated using average shares.

(2)	The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the Adviser’s voluntary expense limitation, the ratio would have been 0.50% for the fiscal year ended December 31, 2008.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER
Bishop Street Capital Management
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813

SUB-ADVISER
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, New York 10166

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Your Avenue To Sound Investment

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated May 1, 2010 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund’s website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports
These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the Fund’s most recent Annual and Semi-Annual Reports on the Fund’s website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Fund
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com

BSF-PS-009-1200

Class I Shares
Bishop Street Funds
Prospectus
May 1, 2010
Treasury Money Market Fund (TICKER SYMBOL)
Investment Adviser:
Bishop Street Capital Management
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO]
[BISHOP STREET FUNDS]
[Your Avenue to Sound Investment]

About This Prospectus

2

Bishop Street Treasury Money Market Fund
Investment Objective
The investment objective of the Fund is to preserve principal and maintain a high degree of liquidity while providing current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Example — This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$____	$____	$____	$____
Principal Investment Strategies
The Fund invests exclusively in U.S. Treasury obligations and repurchase agreements fully-collateralized by U.S. Treasury obligations. The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund’s assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity that are marketable, liquid and offer competitive yields. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.
Principal Risks
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including:

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Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.
U.S. Treasury Securities Risk — Although U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.
Performance Information
The Fund liquidated its assets on July 31, 2009. The bar chart and the performance table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

1999	4.65%
2000	5.89%
2001	3.68%
2002	1.29%
2003	0.74%
2004	0.91%
2005	2.62%
2006	4.51%
2007	4.49%
2008	1.37%

Best Quarter	Worst Quarter
1.53%	0.09%
(12/31/00)	(12/31/08)
This table compares the Fund’s average annual total returns to those of the iMoneyNet, Inc. U.S. Treasury &Repo Average.
Average Annual Total Returns
(for the periods ended December 31, 2008)

	1 Year	5 Years	10 Years

Fund Return	2.18%	3.06%	3.22%
iMoneyNet, Inc. U.S. Treasury & Repo Average Return	2.62%	3.28%	3.36%
Management of the Fund
Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

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Purchase and Sale of Fund Shares
To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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More Information About Risk
The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.
The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.
The Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investment in the Fund.
Fixed Income Risk — The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:
Call Risk — During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.
Credit Risk — The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price.
Event Risk — Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.
Management Risk — The risk that a strategy used by the Fund’s management may fail to produce the intended result.
More Information About Fund Investments
The investment objective of the Fund is a fundamental policy and cannot be changed without shareholder approval.
This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (SAI).
The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only

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make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.
More Information About The Index
As noted earlier in this prospectus, the Fund compares its average annual total returns to those of the iMoneyNet, Inc. U.S. Treasury & Repo Average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Fund’s goal. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower.
Information About Portfolio Holdings
A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The portfolio holdings for the Fund are disclosed in the Monthly Holdings Report, which is also available on the Fund’s website at www.bishopstreetfunds.com.
Investment Adviser and Sub-Adviser
Investment Adviser
The Adviser, Bishop Street Capital Management, is a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with two of the Sub-Advisers, BNP Paribas Asset Management, Inc. and Fischer Francis Trees & Watts, Inc., which are also subsidiaries of BNP Paribas. As of March 31, 2010, the Adviser had approximately $2.4 billion in assets under management.
The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. For the fiscal year ended December 31, 2008, the Fund paid advisory fees to the Adviser in the following amounts (based on average net assets):
Treasury Money Market Fund                     0.30%
The Adviser oversees the Sub-Adviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives.
The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements is included each year in the Fund’s semi-annual report for the period ended June 30.

7

Investment Sub-Adviser
Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $17.1 billion as of March 31, 2010, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW’s main office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation.
Portfolio Manager
Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Treasury Money Market Fund. Mr. O’Donnell joined FFTW in 2002 and has over ten years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).
Additional information about the Mr. O’Donnell’s compensation, other accounts managed by Mr. O’Donnell, and Mr. O’Donnell’s ownership of securities in the Fund is available in the SAI.
Additional Compensation
The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).
Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.
The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.
How to Purchase Fund Shares
You may purchase shares directly by:
•	Mail;

•	Telephone;

•	Wire; or

•	Direct Deposit.

8

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.
General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).
The Fund reserves the right to reject any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and that could adversely affect the Fund or its operations.
The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment.
The Fund calculates its NAV once each Business Day at 4:00 p.m., Eastern Time. So, for you to be eligible to receive dividends from the Fund declared on the day you submit your purchase order, generally the Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.
How the Fund Calculates NAV
NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.
In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund’s SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.
Minimum Purchases & Automatic Investment Plans
You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). The Fund may accept investments of smaller amounts in its sole discretion.

9

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.
How to Sell Your Fund Shares
If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.
If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.
If you are requesting to sell $5,000 or more of your shares, your request must be in writing.
The sale price of each share will be the next NAV determined after the Fund receives your request.
Systematic Withdrawal Plan
If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of the withdrawal will be mailed to you by check or electronically transferred to your bank account.
Receiving Your Money
Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).
Redemptions in Kind
The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.
Involuntary Sales of Your Shares
If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking

10

subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.
The Fund will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.
Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.
How to Exchange Your Shares
You may exchange Class I Shares of the Fund for Class I Shares of any other Bishop Street Fund on any Business Day by contacting the Fund directly by mail or telephone at 1-800-262-9565. In addition to the Fund, the Bishop Street Funds offer Class I Shares of the Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, and Strategic Growth Fund.
You may also exchange shares through your financial institution by mail or telephone.
If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.
Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.
Other Policies
Excessive Trading
The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as short-term cash equivalent investments for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as short-term investment vehicles for shareholders, the Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the

11

Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.
Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.
When you open an account, the Fund will ask you to provide your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.
In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.
The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund’s NAV next determined.
The Fund reserves the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
Anti-Money Laundering Program
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

12

Shareholder Servicing Arrangements
The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.
The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.
The Fund has adopted a shareholder servicing plan that provides that Class I Shares of the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund’s shareholders, as described in the section below.
Payments to Financial Intermediaries
From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.
The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any

13

such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.
DIVIDENDS AND DISTRIBUTIONS
The Fund declares its net investment income, if any, daily and distributes its net investment income monthly.
The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.
You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.
TAXES
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.
The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund’s net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.
Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund’s shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.
More information about taxes is in the SAI.

14

Financial Highlights
The table that follows presents performance information about the Fund’s Class I Shares. This information is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report for the period ended December 31, 2008, along with the Fund’s financial statements, is included in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

15

For a share outstanding throughout the periods ended December 31,

		Investment Activities			Dividends and Distributions from
			Net								Ratio of		Ratio of	Ratio of
	Net		Realized	Total				Net		Net	Expenses		Expenses to	Net
	Asset		and	Investment				Asset		Assets,	to		Average	Investment
	Value,	Net	Unrealized	Activities	Net			Value,		End of	Average		Net Assets	Income (Loss)	Portfolio
	Beginning	Investment	Gain (Loss) on	from	Investment	Capital	Total Dividends	End of	Total	Period	Net		Excluding Fee	to Average	Turnover
	of Period	Income (Loss) (1)	Investments	Operations	Income	Gains	and Distributions	Period	Return †	(000)	Assets		Waivers	Net Assets	Rate
Treasury Money Market Fund
2008	$1.00	$0.01	$— *	$0.01	$(0.01)	$—	$(0.01)	$1.00	1.37%	$79,967	0.43	%(2)	0.87%	1.49%	n/a
2007	1.00	0.04	—	0.04	(0.04)	— *	(0.04)	1.00	4.49	147,512	0.44		0.88	4.38	n/a
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.51	158,364	0.44		0.87	4.39	n/a
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.62	223,614	0.44		0.87	2.61	n/a
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.91	208,153	0.44		0.84	0.89	n/a

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*	Amount represents less than $0.01.

(1)	Per share net investment income amount calculated using average shares.

(2)	The Ratio of Expenses to Average Net Assets includes the impact of a yield floor waiver which is included in Shareholder Servicing Fees waivers on the statement of operations. If this expense were not waived, the ratio would have been 0.44% for the fiscal year ended December 31, 2008.
Amounts designated as “—” are either $0 or have been rounded to $0

16

Bishop Street Funds
Investment Adviser
Bishop Street Capital Management
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
Sub-Adviser
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, New York 10166
Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103
[LOGO]
[BISHOP STREET FUNDS]
[Your Avenue to Sound Investment]
More information about the Fund is available without charge through the following:
Statement of Additional Information (SAI)
The SAI dated May 1, 2010 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund’s website at www.bishopstreetfunds.com.
Annual and Semi-Annual Reports
These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the Fund’s most recent Annual and Semi-Annual Reports on the Fund’s website at www.bishopstreetfunds.com.
To Obtain More Information:
By Telephone: Call 1-800-262-9565
By Mail: Write to the Fund
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
Bishop Street Funds’ Investment Company Act registration number is 811-08572.
Visit us online at www.bishopstreetfunds.com.
[INSERT CODE]

STATEMENT OF ADDITIONAL INFORMATION
BISHOP STREET FUNDS
May 1, 2010
Investment Adviser:
Bishop Street Capital Management
(the “Adviser”)
This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectuses, each dated May 1, 2010. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):
Strategic Growth Fund
Dividend Value Fund (formerly, the Large Cap Core Equity Fund)
High Grade Income Fund
Hawaii Municipal Bond Fund
Government Money Market Fund
This SAI is incorporated by reference into the Trust’s prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained without charge by calling 1-800-262-9565.
The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2009, are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2009 Annual Report is available without charge at www.bishopstreetfunds.com.
April 30, 2010
BSF-SX-002-0900

THE TRUST
General. Each Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a voluntary association (commonly known as a business trust) under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (known as shares) and separate classes of shares. Each Fund (except the Hawaii Municipal Bond Fund) is a diversified investment company.
Shareholders may purchase shares in certain Funds through two separate classes, Class A and Class I, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A Shares and the Class I Shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see “Description of Shares” for more information.

Fund	Class I Shares	Class A Shares
Strategic Growth Fund	X
Dividend Value Fund	X
High Grade Income Fund	X
Hawaii Municipal Bond Fund	X	X
Government Money Market Fund	X	X
Voting Rights. Each share held entitles the shareholder of record to one vote and each fractional share is entitled to a proportionate fractional vote. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval, which they may exercise if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
DESCRIPTION OF PERMITTED INVESTMENTS
The following information supplements the information about permitted investments set forth in the prospectuses.
Legend
     % - Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.
     √ - No policy limitation; Fund may be currently using.
     * - Permitted, but not typically used.
     - - Not permitted.

1

Government Money Market Fund

Traditional Investments
Asset-Backed Securities	√ [1]
Bank Obligations	√
Commercial Paper	√ [1]
Corporate Debt Obligations	√ [2]
Municipal Securities	√ [3]
Repurchase Agreements	√
U.S. Government Agency and Treasury Obligations	√
Zero Coupon Obligations	√
Variable and Floating Rate Instruments	√
Yankee Bonds	√
Investment Practices
Borrowing	33%
Illiquid Securities	5%[4]
Securities Lending	33 1/3%
Standby Commitments	33%
When-Issued Securities	33%

1.	Rated in the highest short-term rating category by S&P or Moody’s, or unrated equivalent.

2.	With remaining maturities of not more than 397 days rated, at the time of investment, in the highest short-term rating category by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or, if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined to be of comparable quality.

3.	Rated in one of the two highest rating categories by S&P or Moody’s, or unrated equivalent.

4.	Percentage based on net assets, not total assets.

			Hawaii
	Dividend	Strategic	Municipal	High Grade
	Value Fund	Growth Fund	Bond Fund	Income Fund
American Depositary Receipts	20%	*	—	—
Asset-Backed Securities	20%	—	—	35%[1]
Bank Obligations	20%	—	—	35%[1]
Commercial Paper	20%	—	—	35%[1]
Convertible Debt Securities	20%	—	—	—
Convertible Equity Securities	√	*	—	—
Corporate Debt Obligations	20%	—	20%[2]	√ [1,3]
Equity Securities	√	√	—	—
Futures	20%	*	—	—
Investment Company Shares	*	10%	10%	10%
Mortgage-Backed Securities	—	—	—	35%[4]
Municipal Securities	20%	—	√ [5]	20%
Options	20%	*	—	—
Repurchase Agreements	—	*	20%[2]	20%
Restricted Securities	—	15%	15%	15%
Securities of Foreign Issuers	20%	*	—	√ [1]
Supranational Agency Obligations	—	—	—	35%[6]

2

			Hawaii
	Dividend	Strategic	Municipal	High Grade
	Value Fund	Growth Fund	Bond Fund	Income Fund
U.S. Government Agency and Treasury Obligations	20%	—	20%[2]	√ [7]
Variable & Floating Rate Instruments	—	—	√	√
Zero Coupon Obligations	—	—	√	√
Borrowing	33%	33%	33%	33%
Illiquid Securities	15%[2]	15%[2]	15%[2]	15%[2]
Securities Lending	33 1/3%	33 1/3%	33 1/3%	33 1/3%
Standby Commitments	33%	33%	33%	33%
When-Issued Securities	33%	33%	33%	33%

1.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalents.

2.	Percentage is based on net assets, not total assets.

3.	May invest up to 20% of the Fund’s net assets in securities rated BBB by S&P or BAA by Moody’s, or unrated equivalent.

4.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent including privately issued mortgage-backed securities rated A or higher by S&P or Moody’s, or unrated equivalents.

5.	Shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from federal and Hawaii state income taxes.

6.	May not invest more than 20% in obligations not rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent.

7.	May invest in U.S. Treasury Receipts.
AMERICAN DEPOSITARY RECEIPTS (“ADRs”) are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.
ADJUSTABLE RATE MORTGAGE SECURITIES (“ARMs”) are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.
ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be obligations, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.
BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, custodial receipts, and time deposits.

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COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.
EQUITY SECURITIES represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:
•	Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
•	Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
•	Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
FOREIGN SECURITIES - U.S. dollar denominated obligations of foreign issuers may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of

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Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits and investments in Canadian Commercial Paper, foreign securities and Europaper. American Depositary Receipts have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
FUTURES AND OPTIONS ON FUTURES — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.
When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940 (the “1940 Act”) or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.
A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference

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between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.
A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.
There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
GNMA SECURITIES - Securities issued by the Government National Mortgage Association (“GNMA”), a wholly-owned U.S. government corporation, guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are “passed through” to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

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GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by an U.S. government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.
ILLIQUID SECURITIES are securities that cannot be sold or disposed of within seven days at approximately the price at which they are being carried on a mutual fund’s books.
INVESTMENT COMPANY SHARES - Shares of other mutual funds that may be purchased by the Funds to the extent consistent with applicable law. Under these rules and regulations of the 1940 Act, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (i) the Fund would own more than 3% of the total voting stock of the company, (ii) securities issued by any one investment company represented more than 5% of the Fund’s assets, or (iii) securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders of the Funds would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.
MORTGAGE-BACKED SECURITIES - Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family properties).
Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. government or any other entity.
REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.
General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the full faith and credit of the

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issuing municipality, which means that the municipality commits its full resources to paying bondholders, including general taxation and the ability to raise more funds through credit. The ability to back up bond payments with tax funds is what distinguishes general obligation bonds from revenue bonds, which are repaid solely using the revenue generated by the specific project the bonds are issued to fund.
Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.
Investments in floating rate instruments will normally involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the investment adviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated above. The investment adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The investment adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.
The investment adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions that the investment adviser believes present minimum credit risks, and the investment adviser will use its best efforts to determine initially and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.
Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a

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Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.
Special Considerations Relating to Hawaii Municipal Securities
The ability of issuers to pay interest on, and repay principal of, Hawaii municipal securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.
Municipal securities, which are payable only from the revenues derived from a particular facility, may be adversely affected by Hawaii laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws that limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.
General Considerations Relating to State Specific Municipal Securities
With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state’s legislature in regards to the state’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state’s municipal securities for investment by a Fund and the value of a Fund’s investments.
OPTIONS - Put and call options for the various securities and indices are traded on national securities exchanges. As consistent with the Strategic Growth Fund’s investment objective, options may be used from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.
A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option

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the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Funds may enter into a “closing transaction” — the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.
Although the Funds may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Funds are permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If the Funds write call options, they will write only covered call options.
OTHER INVESTMENTS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company. However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the sub-advisers.
PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.
Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. The Government Money Market Fund does not invest in repurchase agreements.

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RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from registration. Permitted investments for the Funds include restricted securities, and the Fund may invest up to 15% (5% for Government Money Market Fund) of its net assets in illiquid securities, subject to the Fund’s investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.
SECURITIES LENDING - Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.
STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.
STRIPPED MORTGAGE-BACKED SECURITIES (“SMBs”) are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.
SUPRANATIONAL AGENCY OBLIGATIONS are debt obligations established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.
U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal

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Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Funds’ custodian holds the income from the receipts for the benefit of the receipt owners.
VARIABLE AMOUNT MASTER DEMAND NOTES are debt obligations that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.
VARIABLE AND FLOATING RATE INSTRUMENTS involve certain debt obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.
WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the

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delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.
Segregated accounts will be established with the Funds’ custodian and the Funds will maintain liquid assets in an amount at least equal in value to the Funds’ commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.
YANKEE BONDS are U.S. dollar denominated debt obligations issued in the U.S. by foreign banks and corporations.
ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.
INVESTMENT LIMITATIONS
Fundamental Policies
Each Fund’s investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.
A Fund may not:
1.	Invest more than 25% of its assets in any one industry, except that (1) the Government Money Market Fund may do so with respect to U.S. government obligations and U.S. bank obligations, and (2) the Strategic Growth Fund may concentrate in an industry (or group of industries) to approximately the same extent that the sub-adviser’s quantitative models generate a concentration in that industry (or group of industries). This limitation does not apply to the Hawaii Municipal Bond Fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.
2.	Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).
3.	Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund’s net assets (except that this restriction does not apply to the Hawaii Municipal Bond Fund).
4.	Invest in companies for the purpose of exercising control.
5.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund’s assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

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6.	Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) each Fund may engage in securities lending.
7.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.
8.	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Government Money Market Fund) may invest in companies which invest in real estate, and in commodities contracts.
9.	Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.
10.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
11.	Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.
12.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.
13.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.
In addition, the Hawaii Municipal Bond Fund:
14.	Shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.
Non-Fundamental Policies
The following investment limitations are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.
1.	No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets (except for the Government Money Market Fund, for which the limit is 5%).
2.	The Dividend Value Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in income producing (dividend paying) equity securities. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
3.	The High Grade Income Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in high-grade U.S. dollar-denominated debt obligations. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

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4.	The Government Money Market Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
Except with respect to fundamental policy 5 above, the foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.
THE ADVISER
General. Bishop Street Capital Management is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The Adviser is affiliated with two of the sub-advisers, BNP PAM and FFTW (see below), which are also subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in over 84 countries. BNP Paribas has three core lines of business that operate independently within the organization: investment banking, asset management and specialized financial services. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund’s investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. As of March 31, 2010, the Adviser had approximately $2.4 billion in assets under management.
Advisory Agreement with the Trust. The Trust and First Hawaiian Bank entered into an advisory agreement dated March 31, 1999 (the “Advisory Agreement”) BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9, 1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Trust. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Trust under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in a Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.
After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of

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its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.
Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of each of the Strategic Growth and Dividend Value Funds, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund and 0.30% of the daily average net assets of the Government Money Market Fund. Advisory fees are charged separately for each Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets.
For Fiscal Years Ended December 31:

				Advisory Fees Voluntarily
	Advisory Fees Paid by Fund			Waived by Adviser
Fund	2007	2008	2009	2007	2008	2009
Strategic Growth Fund	$1,009,615	$709,979	$453,710	$0	$0	$0
Dividend Value Fund	$787,910	$580,763	$355,809	$21,045	$13,499	$36,781
High Grade Income Fund	$741,224	$725,341	$688,131	$157,547	$150,115	$181,043
Hawaii Municipal Bond Fund	$602,051	$576,363	$568,685	$171,840	$142,719	$200,526
Government Money Market Fund	$682,735	$704,526	$566,942	$286,080	$327,963	$566,939
Effective April 30, 2010, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of each Fund through April 30, 2011 as follows:

Strategic Growth Fund (Class I Shares)	1.25%
Dividend Value Fund (Class I Shares)	1.05%
High Grade Income Fund (Class I Shares)	0.76%
Hawaii Municipal Bond Fund (Class I Shares)	0.55%
Hawaii Municipal Bond Fund (Class A Shares)	0.80%
Government Money Market Fund (Class I Shares)	0.50%
Government Money Market Fund (Class A Shares)	0.75%
If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and its expense cap to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.
In addition to the expense limitation agreements described above, the Adviser has voluntarily committed to reduce its fees and reimburse expenses in order to keep the Government Money Market Fund’s yield from falling below 0.01%. The Funds’ Administrator and Distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expense) were as follows:

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Strategic Growth Fund (Class I Shares)	1.11%
Dividend Value Fund (Class I Shares)	1.05%
High Grade Income Fund (Class I Shares)	0.76%
Hawaii Municipal Bond Fund (Class I Shares)	0.55%
Hawaii Municipal Bond Fund (Class A Shares)	0.80%
Government Money Market Fund (Class I Shares)	0.33%
Government Money Market Fund (Class A Shares)	0.35%
THE SUB-ADVISERS
BNP Paribas Asset Management, Inc.
General. BNP Paribas Asset Management, Inc. (“BNP PAM”) serves as the Strategic Growth Fund’s sub-adviser and manages the Fund’s portfolio on a day-to-day basis. BNP PAM selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and FFTW and a subsidiary of BNP Paribas. BNP PAM is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals (“associated persons”, as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS (“BNP PAM SAS”). As of December 31, 2009, BNP PAM SAS had approximately $7.6 billion in assets under management for U.S. equity products managed under this strategy and approximately $424 billion in assets under management worldwide.
Sub-Advisory Fees Paid to BNP PAM. The Adviser entered into a sub-advisory agreement with BNP PAM dated July 1, 2002 (the “BNP PAM Sub-Advisory Agreement), relating to the Strategic Growth Fund. Under the BNP PAM Sub-Advisory Agreement, BNP PAM is entitled to fees calculated daily and paid monthly at an annual rate of 0.37% of the Strategic Growth Fund’s average daily net assets (less any waivers). These fees are paid by the Adviser; BNP PAM receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2007, 2008, and 2009, BNP PAM received sub-advisory fees of $509,457, $355,182 and $226,855, respectively, and waived $0 of those fees.
After the initial two year term, the continuance of the BNP PAM Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the BNP PAM Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Strategic Growth Fund, as defined in the 1940 Act. The BNP PAM Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice by the Adviser or by BNP PAM.
Fischer Francis Trees & Watts, Inc.
General. Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as the Government Money Market Fund’s sub-adviser and manages the Fund’s assets under the supervision of the Adviser and the Board of Trustees. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation. As of March 31, 2009, FFTW and its affiliated companies located in London and Singapore had approximately $17.1 billion in assets under management.

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Sub-Advisory Fees Paid to FFTW. The Trust and the Adviser entered into a sub-advisory agreement with FFTW relating to the Government Money Market Fund on April 29, 2005 (the “FFTW Sub-Advisory Agreement”). A new sub-advisory agreement was entered into on December 15, 2006. Under the FFTW Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.060% of the Fund’s aggregate average daily net assets up to $500 million and 0.020% of the Fund’s aggregate average daily net assets in excess of $500 million. These fees are paid by the Adviser; FFTW receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2007, 2008, and 2009, FFTW received sub-advisory fees of $136,547, $140,905, and $136,406, respectively, and waived $0 of those fees.
After the initial two year term, the continuance of the FFTW Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the FFTW Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Government Money Market Fund, as defined in the 1940 Act. The FFTW Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.
Columbia Management Investment Advisers, LLC
General. Columbia Management Investment Advisers, LLC (“CMIA”) (formerly, RiverSource Investments, LLC), 100 Federal Street, Boston, Massachusetts 02100, serves as the Dividend Value Fund’s sub-adviser and manages the Fund’s portfolio on a day-to-day basis. CMIA selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. CMIA is an investment adviser registered as such with the SEC under the Advisers Act and is an indirect, wholly owned subsidiary of Ameriprise Financial
Sub-Advisory Fees Paid to CMIA. The Adviser and CMIA are parties to an interim sub-advisory agreement under which CMIA provides sub-advisory services to the Dividend Value Fund. Upon shareholder approval at a meeting to be held on May 24, 2010, or at an adjournment thereof, a new sub-advisory agreement between the Adviser and CMIA will become effective and replace the interim sub-advisory agreement (together with the interim sub-advisory agreement, the “CMIA Sub-Advisory Agreement”). Under the CMIA Sub-Advisory Agreement, CMIA is entitled to fees calculated daily and paid monthly at the following annual rate: 0.36% on the first $75 million of net assets; 0.35% on the next $75 million of net assets; 0.325% on the next $100 million of net assets; 0.30% on the next $250 million of net assets; and 0.25% on assets over $500 million. These fees are paid by the Adviser; CMIA receives no sub-advisory fees directly from the Fund.
The interim sub-advisory agreement will terminate upon shareholder approval of the new sub-advisory agreement as described above or 150 days after the agreement went into effect, whichever is earlier. In addition, the sub-advisory fee payable to CMIA by the Adviser during the term of the interim agreement will be held in an interest-bearing escrow account, as required by law. If shareholders of the Fund approve the new sub-advisory agreement with CMIA, the compensation (plus interest) payable under the interim agreement will be paid to CMIA, but if the new sub-advisory agreement is not approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to CMIA. Moreover, if shareholders approve, the new sub-advisory agreement with CMIA, after the initial two year term, the continuance of the agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Dividend Value Fund, as defined in the

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1940 Act. The agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, or on not less than 30 days’ nor more than 60 days’ written notice by the Adviser or CMIA to each other.
Prior to May 1, 2010, the Dividend Value Fund was sub-advised by Columbia Management Advisors, LLC (“CMA”) pursuant to the terms of a sub-advisory agreement dated January 25, 2010 between the Adviser and CMA. Under the agreement, CMA was entitled to fees calculated daily and paid monthly at the following annual rate: 0.36% on the first $75 million of net assets; 0.35% on the next $75 million of net assets; 0.325% on the next $100 million of net assets; 0.30% on the next $250 million of net assets; and 0.25% on assets over $500 million. These fees were paid by the Adviser; CMA received no sub-advisory fees directly from the Fund.
Prior to February 1, 2010, the Dividend Value Fund was sub-advised by Lotsoff Capital Management (“Lotsoff”) pursuant to the terms of a sub-advisory agreement dated October 17, 2005 between the Trust, the Adviser and Lotsoff. Under the agreement, Lotsoff was entitled to fees calculated daily and paid monthly at an annual rate of 0.24% of the aggregate average daily net assets of the Dividend Value Fund up to (but not including) $300 million, 0.225% of the aggregate average daily net assets of the Fund up to (but not including) $1 billion and 0.20% of the aggregate average daily net assets of the Fund in excess of $1 billion. These fees were paid by the Adviser; Lotsoff received no advisory fees directly from the Fund. For the fiscal years ended December 31, 2007, 2008 and 2009, Lotsoff received sub-advisory fees of $255,538, $199,179 and $115,397, respectively, and waived $0 of those fees.
THE PORTFOLIO MANAGERS
This section includes information about each Fund’s portfolio managers including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Compensation
Bishop Street Capital Management. The Adviser compensates each portfolio manager for his management of the Funds. All portfolio managers’ compensation consists of an annual salary, discretionary bonus and deferred compensation through the bank’s 401(k) and profit sharing plan. The Adviser’s profitability is a factor in determining the bonus pool availability; however, any bonus amounts paid are purely discretionary.
BNP PAM. A typical remuneration package comprises a base salary and an annual bonus. Independent compensation surveys help us ensure that our salary levels are competitive with those offered by our peers for the same profile and location.
Bonuses are inherently variable, and may range from zero to several hundred percent of base salaries. The most important determinant of the bonus paid to our investment professionals is their technical skill as measured by their contribution to the product’s performance over the last three years. They are also judged on their contribution to the overall enhancement of the product and, finally, on the extent and quality of their involvement in client relationships.
The compensation of key investment professionals is also tied to the firm’s growth via an incentive scheme which is directly linked to the pre-tax net income of BNPP AM. The benefits resulting from this scheme become accessible to the employees only after a certain period of time (typically three years) has passed.
Stock options in our parent company, BNP Paribas SA, are also allocated to these key individuals as an additional retention and incentive program.

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FFTW. FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market (New York, London and Singapore). Compensation is based on a combination of individual, team, and firm. We have a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees. Our structure, as a subsidiary of BNP Paribas, offers the transparency and flexibility of a boutique with the resources of a large firm. Many talented employees do not want to deal with the bureaucracy of big firms, but are concerned about the risk of small firms.
We aim to attract and retain staff with total compensation packages competitive with the applicable local market (New York, London and Singapore). Compensation is based on a combination of individual, team, and firm performance. There are two standard components of the remuneration structure for our professional staff based on market survey data: salary and discretionary bonus. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees.
CMIA. CMIA’s portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Dividend Value Fund in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, CMIA generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. CMIA also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

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Fund Shares Owned by Portfolio Managers
The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund(s) he or she manages as of the Trust’s most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Dollar Range of
Portfolio Manager	Fund Name	Shares Owned
Bishop Street Capital Management
Jennifer Carias	Hawaii Municipal Bond Fund	None
	High Grade Income Fund	$1,000 - $10,000
Mike Hirai	High Grade Income Fund	None
Stephanie Chun	Hawaii Municipal Bond Fund	None
	High Grade Income Fund	None
BNP PAM
Hubert Goyé	Strategic Growth Fund	None
FFTW
Kenneth O’Donnell	Government Money Market Fund	None
CMIA
Scott L. Davis	Dividend Value Fund	None
Richard E. Dahlberg	Dividend Value Fund	None
Management of Other Accounts
In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts as shown in the tables below. All information is as of the most recently completed fiscal year unless noted otherwise.
Bishop Street Capital Management:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Separate Accounts
	Number	Total	Number	Total	Number
	of	Assets	of	Assets	of	Total Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Jennifer Carias	0	$0	0	$0	75	$286,677
Mike Hirai	0	$0	0	$0	15	$286,403
Stephanie Chun	0	$0	0	$0	108	$308,670
BNP PAM:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Hubert Goyé	0	$0	4	$1,886	8	$5,792

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FFTW:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles[1]		Other Accounts[2]
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Kenneth O’Donnell*	4	$434	1	$179	19	$2,068

1.	One of the “Other Pooled Investment Vehicles” managed by Mr. O’Donnell is subject to a performance based advisory fee. As of December 31, 2009, the five accounts had combined total assets of $179 million.

2.	Three of the “Other Accounts” managed by Mr. O’Donnell are subject to a performance based advisory fee. As of December 31, 2009, the four accounts had combined total assets of $424 million.

*	Information provided as of March 31, 2010.
CMIA:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Scott L. Davis*	1	1,995.4	1	261.4	89	905.3
Richard E. Dahlberg*	2	2,435.4	0	0	89	905.3

*	Information provided as of December 31, 2009.
Conflicts of Interests
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
THE ADMINISTRATOR
General. SEI Investments Global Funds Services (the “Administrator”), a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust’s principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Funds.
The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.
Administration Fees Paid to the Administrator. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each Fund.
For Fiscal Years Ended December 31:

	Administrative Fees			Administrative Fees Voluntarily
	Paid by Fund			Waived by Administrator
Fund	2007	2008	2009	2007	2008	2009
Strategic Growth Fund	$272,691	$191,886	$122,624	$115,912	$77,765	$49,050
Dividend Value Fund	$212,949	$156,963	$96,165	$90,513	$63,598	$38,466
High Grade Income Fund	$269,536	$263,760	$250,230	$114,558	$106,314	$100,092
Hawaii Municipal Bond Fund	$344,029	$329,350	$324,963	$223,594	$212,707	$211,226
Government Money Market Fund	$455,156	$469,684	$377,961	$193,603	$188,919	$151,184
THE DISTRIBUTOR
The Trust and SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the “Distribution Agreement”) whereby the Distributor acts as a principal underwriter for the continuous offering of the Funds’ shares on a “best efforts” basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.
The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Class A Shares of the Hawaii Municipal Bond Fund and the Government Money Market Fund are offered to the public at the net asset value per share plus any applicable front-end sales charges (the “offering price”). The Distributor collects the sales charges and pays a portion of the sales charges to dealers in accordance with the reallowance schedule below. The remainder of the offering price (i.e., the difference between the offering price and the applicable sales charges) is the amount of the purchaser’s investment

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in the Fund. The Distributor collected and retained sales charges in the amounts shown for the fiscal periods ended December 31, 2007, 2008 and 2009:

				Dollar Amounts of Sales
				Charges Retained by
	Dollar Amount of Sales Charges			SEI Investments
Fund	2007	2008	2009	2007	2008	2009
Hawaii Municipal Bond Fund	$29,874	$25,206	$37,234	$0	$0	$0
Government Money Market Fund*	$0	$0	$0	$0	$0	$0

*	Class A Shares of the Government Money Market Fund do not have a front-end sales charge.
With respect to the Hawaii Municipal Bond Fund, depending upon the amount of an investment in Class A Shares, the front-end sales charge reallowed to dealers will vary as follows:

Dealer Reallowance as a
Investment Amount:	Percentage of Offering Price
Less than $50,000	3.00%
$50,000 but less than $100,000	2.75%
$100,000 but less than $250,000	2.25%
$250,000 but less than $500,000	1.25%
$500,000 but less than $1,000,000	1.00%
$1,000,000 and over	0.00%
Each Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to each Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.
For the fiscal year ended December 31, 2009, the Distributor paid the entire amount of fees received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Funds’ shareholders.
Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) for the Class A Shares of the Hawaii Municipal Bond Fund and the Government Money Market Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. The Plan is expected to benefit the Funds through growth of assets and enhanced shareholder services. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments

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of the Plans will require approval by a majority of the Trustees of the Trust and of the independent Trustees.
The Plan provides that Class A Shares of the Hawaii Municipal Bond Fund and the Government Money Market Fund will pay the Distributor a fee of 0.25% of the average daily net assets of the Shares for distribution-related services. From this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. First Hawaiian Bank, an affiliate of the Adviser and BNP PAM, may act as an Agent and receive payments from the Distributor for shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.
For the fiscal year ended December 31, 2009, the Funds’ Class A Shares incurred the following expenses under the Plan:

			Amount Paid To
			3rd Parties by the
	Total		Distributor for
	(As a %		Distribution
	of Net	Total	Related Services	Sales	Printing	Other
Fund	Assets)	($ Amount)	($ Amount)	Expenses	Costs	Costs
Class A
Hawaii Municipal Bond Fund	0.25%	$62,983	$62,983	n/a	n/a	n/a
Government Money Market Fund	0.25%	$129,663	$129,663	n/a	n/a	n/a
Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

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These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.
The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.
THE TRANSFER AGENT
DST Systems, Inc. (the “Transfer Agent”), 330 W. 9th Street, Kansas City, Missouri 64105, serves as the Funds’ transfer agent and dividend-paying agent.
THE CUSTODIAN
Union Bank, N.A. (the “Custodian”), 350 California Street, San Francisco, California 94104, serves as the Funds’ custodian, and is responsible for maintaining the custody of each Fund’s assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Funds’ independent registered public accounting firm, and is responsible for auditing each Fund’s financial statements.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Trust.
CODES OF ETHICS
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the sub-advisers, the Administrator, and the Distributor each has adopted a

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Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, sub-advisers, and Distributor is on file with the SEC and is available to the public.
TRUSTEES AND OFFICERS OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, sub-advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and sub-advisers, as applicable, are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser and/or any sub-adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-adviser (if applicable), and other service providers such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and sub-advisers, the Board meets with the Adviser and sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s and/or sub-adviser’s adherence to the Funds’ investment restrictions and compliance with various policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s and/or sub-adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, sub-advisers, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and/or sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are eight members of the Board of Trustees, six of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an Independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.
In addition, the Board has a member who serves as Lead Independent Trustee. In his role as Lead Independent Trustee, Mr. Sullivan, among other things, presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the Independent Trustees; along with the Chairman of the Board, oversees the development of agendas for board meetings; facilitates communication between the Independent Trustees and management, and among the Independent Trustees; serves as a key point person for dealings between the Independent Trustees and management; and has such other responsibilities as the Board or Independent Trustees determine from time to time.
Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

			Number of
			Portfolios in
			Fund
Name and	Position(s)		Complex
Date of	Held with	Principal Occupation(s)	Overseen by	Other Directorships
Birth	the Trust	During Past 5 Years	Trustee	Held by Trustee
Interested Trustees*

Robert A. Nesher (8/17/46)	Chairman of the Board of Trustees (since 1998)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.	6	Trustee of The Advisors Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

William M. Doran (5/26/40)	Trustee (since April 2006)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	6	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed

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			Number of
			Portfolios in
			Fund
Name and	Position(s)		Complex
Date of	Held with	Principal Occupation(s)	Overseen by	Other Directorships
Birth	the Trust	During Past 5 Years	Trustee	Held by Trustee
				Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Independent Trustees

Charles E. Carlbom (8/20/34)	Trustee (since April 2006; previously served as Trustee from 1999 through January 2004)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	6	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II; Board Member, Oregon Transfer Co., and O.T. Logistics, Inc.

John K. Darr (8/17/44)	Trustee (since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	6	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. (non-profit developer of affordable housing for ownership).

Mitchell A. Johnson (3/01/42)	Trustee (since April 2006)	Private Investor since 1994.	6	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Betty L. Krikorian (1/23/43)	Trustee (since April 2006)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and	6	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner

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			Number of
			Portfolios in
			Fund
Name and	Position(s)		Complex
Date of	Held with	Principal Occupation(s)	Overseen by	Other Directorships
Birth	the Trust	During Past 5 Years	Trustee	Held by Trustee
		Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.		Circle Fund II.

James M. Storey (4/12/31)	Trustee (since April 2006)	Attorney, Solo Practitioner since 1994.	6	Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

George J. Sullivan (11/13/42)	Trustee (since April 2006)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.	6	Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust’s Distributor.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

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The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1998.
The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Funds since 2006.
The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.
The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as President and founder of an investment management firm, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an investment management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 2006.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Board Standing Committees. The Board has established the following standing committees:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust’s most recently completed fiscal year.
Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twice during the Trust’s most recently completed fiscal year.
Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board’s operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.
Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of each Fund’s shares as of December 31, 2009. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with

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Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of each Fund’s share class.

Aggregate Dollar Range of
Equity Securities in All
Funds
Overseen by Trustee in
	Dollar Range of	Family
Name of Trustee	Equity Securities in the Fund	of Investment Companies
Interested Trustees
William M. Doran	None	None
Robert A. Nesher	None	None
Independent Trustees
Charles E. Carlbom	None	None
John K. Darr	None	None
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
James M. Storey	None	None
George J. Sullivan	None	None
Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

		Pension or		Total
		Retirement	Estimated	Compensation
		Benefits	Annual	From Registrant
		Accrued as	Benefits	and Fund
Name of Person and	Aggregate	Part of Fund	Upon	Complex Paid to
Position	Compensation	Expenses	Retirement	Trustees
Interested Trustees
William M. Doran	$0	$0	$0	$0
Robert A. Nesher	$0	$0	$0	$0
Independent Trustees
Charles E. Carlbom	$6,490	$0	$0	$6,490
John K. Darr	$6,490	$0	$0	$6,490
Mitchell A. Johnson	$6,490	$0	$0	$6,490
Betty L. Krikorian	$6,490	$0	$0	$6,490
James M. Storey	$6,490	$0	$0	$6,490
George J. Sullivan	$6,490	$0	$0	$6,490
Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.
Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

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			Number of
			Funds in the
			Fund
Name and Date	Position Held	Principal Occupation(s)	Complex to
of Birth	with the Trust	During Past 5 Years	be Overseen
Philip T. Masterson (3/12/1964)	President (since 2008)	Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	6

Michael Lawson (10/08/1960)	Treasurer, Controller and Chief Financial Officer (since 2006)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, of Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	6

Russell Emery (12/18/1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, February 2003 to March 2006; Senior Investment Analyst - Equity Team, SEI Investments, from March 2000 to February 2003.	6

Carolyn Mead (7/08/1957)	Vice President and Assistant Secretary (since 2008)	Counsel at SEI Investments since 2007. Associate at Stradley, Ronon, Stevens & Young from 2004 to 2007. Counsel at ING Variable Annuities from 1999 to 2002.	6

Timothy D. Barto (03/28/1968)	Vice President and Assistant Secretary (since 2006)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003. Vice President and Assistant Secretary of the Trust from 1999 to 2002.	6

James Ndiaye (9/11/1968)	Vice President and Assistant Secretary (since 2006)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.	6

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			Number of
			Funds in the
			Fund
Name and Date	Position Held	Principal Occupation(s)	Complex to
of Birth	with the Trust	During Past 5 Years	be Overseen
Joseph Gallo (4/29/1973)	Vice President and Secretary (since 2008)	Attorney for SEI Investments since 2007. Associate Counsel at ICMA-RC from 2004 to 2007. Assistant Secretary of The VantageTrust Company in 2007. Assistant Secretary of The Vantagepoint Funds from 2006 to 2007.	6

Andrew S. Decker (08/22/63)	AML Officer (since 2008)	Compliance Officer and Product Manager of SEI Investments since 2005. Vice President of Old Mutual Capital from 2000 to 2005.	6

Michael Beattie (03/13/65)	Vice President (since 2009)	Director of Client Service at SEI since 2004.	6

Keri Rohn (8/24/80)	Privacy Officer (since 2009)	Compliance Officer at SEI Investments since 2003.	6

REPORTING
The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.
PURCHASING AND REDEEMING SHARES
Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange (“NYSE”) is open for business. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.
It is currently the Trust’s policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.
The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator and/or the Custodian are not open for business.

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PRICING/DETERMINATION OF NET ASSET VALUE
General Policy. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. The Fund’s valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.
Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board of Trustees.
Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. The Government Money Market Fund’s valuation methodology is based on Rule 2a-7 under the 1940 Act.
Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.
Waiver of Sales Charges. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.
These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Funds, and are designed to promote and further support these distribution channels.

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TAXES
The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualifications as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.
In order to be taxable as a RIC, each Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.
Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.
If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax) without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, the Fund

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could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.
Federal Income Tax Treatment of Dividends and Distributions. A Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.
The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.
In certain cases, the Funds will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).
In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.
Certain distributions from a Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.

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Redemptions and Exchanges. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
Federal Excise Tax. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.
Non-U.S. investors in a Fund may be subject to special U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.
State Taxes. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Additional Considerations for the Hawaii Municipal Bond Fund. The Hawaii Municipal Bond Fund intends to qualify to pay “exempt interest dividends” to its shareholders by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Hawaii Municipal Bond Fund’s net tax-exempt interest income will be “exempt interest dividends” that may be excluded from shareholders’ gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral income tax consequences, including alternative minimum tax consequences, as discussed below.
Exempt interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Hawaii Municipal Bond Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the

40

Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.
The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Hawaii Municipal Bond Fund, and will be applied uniformly to all dividends declared with respect to the Funds during that year. This percentage may differ from the actual percentage for any particular day.
The deduction for interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Hawaii Municipal Bond Fund will be limited for federal income tax purposes to the extent that any portion of such Fund’s distributions consists of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.
Any loss on the sale or exchange of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.
Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Hawaii Municipal Bond Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses, in trade or business, a part of such a facility.
Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Hawaii Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code’s requirements for the payment of exempt interest dividends.
Issuers of bonds purchased by the Hawaii Municipal Bond Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.
The Hawaii Municipal Bond Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.
The state and local tax consequences of an investment in the Hawaii Municipal Bond Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequence.

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Hawaii Taxation. The State of Hawaii has specifically adopted Sections 852 and 855 of the Code for the purposes of calculating the Hawaii Municipal Bond Fund’s taxable income, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii’s Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders that are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund’s assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Hawaii Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation. While the Hawaii Municipal Bond Fund intends to invest primarily in obligations that produce tax-exempt interest, if the Fund invests in obligations that are not exempt for Hawaii purposes, a portion of the Fund’s distribution will be subject to Hawaii income tax.
FUND PORTFOLIO TRANSACTIONS
Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.
For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2007	2008	2009
Strategic Growth Fund	$118,922	$71,975	$23,342
Dividend Value Fund	$80,240	$81,367	$79,725
High Grade Income Fund	$0	$0	$0
Hawaii Municipal Bond Fund	$0	$0	$0
Government Money Market Fund	$0	$0	$0

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Brokerage Selection. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker’s ability to provide “best execution.” The advisers consider a number of factors when selecting brokers, such as the broker’s reputation and level of experience, the broker’s ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker’s familiarity with the market, the broker’s reliability and integrity, the broker’s fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, a Fund’s adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.
Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by a Fund’s adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.
In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

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From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities for clients, provide the adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
For the fiscal year ended December 31, 2009, the Funds did not pay any commissions were on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers.
Brokerage with Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal years ended December 31, 2007, 2008 and 2009, the Funds did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers.
“Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. As of December 31, 2009, the following Funds held securities of the Trust’s “regular brokers or dealers” as follows:

		Total $ Amount of Securities
		of Each Regular Broker-
Fund	Name of Broker/Dealer	Dealer Held (000)
Strategic Growth Fund	Goldman Sachs	$1,165
Dividend Value Fund	Goldman Sachs	$473
	JP Morgan Chase	$985
	Morgan Stanley	$281
	Bank of America	$7,506
	Citigroup	$223
High Grade Income	JP Morgan Chase	$5,275
	Citigroup	$4,242
	Bank of America	$25,485
	Barclays	$1,813
	Goldman Sachs	$3,913
	Morgan Stanley	$2,861

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For the fiscal years ended December 31, 2008 and 2009, the Funds experienced the following portfolio turnover rates:

	Portfolio Turnover Rate
Fund	2008	2009
Strategic Growth Fund	73%	54%
Dividend Value Fund	75%	82%
High Grade Income Fund	28%	82%
Hawaii Municipal Bond Fund	36%	27%
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of series and shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.
INFORMATION ABOUT PORTFOLIO HOLDINGS
The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.
Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-annual and annual reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
These reports are also available on the Trust’s website at www.bishopstreetfunds.com. The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar/fiscal quarter (i.e., each March 31, June 30,

45

September 30, and December 31) for each Fund (except for the Government Money Market Fund) and as of the end of each month for the Government Money Market Fund. The information for the Strategic Growth, Dividend Value, High Grade Income and Hawaii Municipal Bond Funds is posted to the website 45 days after the end of each calendar/fiscal quarter. The information for the Government Money Market Fund is posted to the website no earlier than five (5) business days after the end of each month. The information on the Trust’s website is publicly available to all categories of persons.
In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.
No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.
In addition, the Funds’ service providers, such as the Sub-Advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.
VOTING
Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Where the Trust’s prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.
SHAREHOLDER LIABILITY
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation

46

or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their Offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
PROXY VOTING
The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. With respect to the Strategic Growth Fund, the Adviser has delegated proxy voting responsibility to BNP PAM. With respect to the Dividend Value Fund, the Adviser has delegated proxy voting responsibility to CMIA. With respect to the Government Money Market Fund, the Adviser has delegated proxy voting responsibility to FFTW. The Adviser, BNP PAM, CMIA and FFTW will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record.
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC’s website at http://www.sec.gov.
5% AND 25% SHAREHOLDERS
A shareholder owning of record or beneficially more than 25% of a particular Fund’s shares may be considered to be a “controlling person” of that Fund. Accordingly, that shareholder’s vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund’s other shareholders. As of April 1, 2010, the following persons were the only persons who were record owners of 5% or more, or more than 25%, of the Fund’s shares.

			Record
	Shareholder and	Number of	Ownership of
Fund	Shareholder Address	Shares Owned	Shares (%)
Strategic Growth Fund — Class I Shares	SEI Trust Company	3,545,598.7290	62.85%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

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			Record
	Shareholder and	Number of	Ownership of
Fund	Shareholder Address	Shares Owned	Shares (%)
	SEI Trust Company	1,758,808.2640	31.17%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Dividend Value Fund — Class I Shares	SEI Private Trust Company	4,281,530.5480	67.23%
	c/o First Hawaiian Bank
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	SEI Trust Company	2,051,488.5580	32.21%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

High Grade Income Fund — Class I Shares	SEI Trust Company	5,936,542.9160	49.32%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	SEI Trust Company	4,355,272.9210	36.18%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Mercer Trust Co	1,408,432.3100	11.70%
	Attn: DC Plan Admin Team
	1 Investors Way
	Norwood, MA 02062-1599

Hawaii Municipal Bond Fund — Class I Shares	SEI Trust Company	10,669,159.6960	82.09%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	SEI Trust Company	1,047,448.8200	8.06%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Hawaii Municipal Bond Fund — Class A Shares	Pershing LLC	381,144.3210	14.45%
	PO Box 2052
	Jersey City, NJ 07303-2052

	Pershing LLC	193,464.7550	7.34%
	PO Box 2052
	Jersey City, NJ 07303-2052

	Pershing LLC	157,782.9940	5.98%
	PO Box 2052
	Jersey City, NJ 07303-2052

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			Record
	Shareholder and	Number of	Ownership of
Fund	Shareholder Address	Shares Owned	Shares (%)
Government Money Market Fund — Class I Shares	SEI Trust Company	49,430,462.5000	63.09%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	SEI Private Trust Company	19,771,356.4700	25.23%
	c/o First Hawaiian Bank
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Mercer Trust Co TTEE FBO	6,488,890.8100	8.28%
	401(k) Savings Plan
	1 Investors Way
	Norwood, MA 02062-1599

Government Money Market Fund — Class A Shares	Pershing LLC	43,323,766.1000	99.76%
	As Agent for its Brokerage Customers
	Attn: Cash Management Services
	PO Box 2052
	Jersey City, NJ 07303-2052
FINANCIAL INFORMATION
The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2009 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report is available without charge at www.bishopstreetfunds.com.

49

APPENDIX — A
DESCRIPTION OF RATINGS
The following descriptions are summaries of published ratings.
Description of Commercial Paper Ratings

A-1	This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on funds employed.

-	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.
The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. (“Fitch”). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.
Description of Municipal Note Ratings
Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization Schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of Payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.
Description of Corporate Bond Ratings
S&P
Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB—rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s
Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.
Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.
When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.
Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.
Fitch IBCA
Bonds rated AAA by Fitch IBCA are judged by Fitch IBCA to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch IBCA are judged by Fitch IBCA to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.
Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
Thomson
Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

APPENDIX — B
PROXY VOTING POLICIES AND PROCEDURES

B-1

BISHOP STREET CAPITAL MANAGEMENT
Updated Proxy Voting Policies and Procedures
Policy
Bishop Street Capital Management (“BSCM”), as a matter of policy and as a fiduciary to our clients, is responsible for assuring that portfolio securities are voted in a manner that is consistent with clients’ best interests. Our firm maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policies and practices address the receipt and voting of client proxies, providing clients with information as to how securities have been voted, and maintaining relevant and required records.
For those clients who have retained proxy voting responsibility, BSCM has no authority and will not vote any proxies for those client portfolios.
BSCM has retained RiskMetrics Group, a nationally recognized and independent proxy service, to vote all proxies based on RiskMetrics Group’s recommendations and its underlying voting guidelines and value system. The BSCM Proxy Committee performs an annual review to confirm that the voting guidelines and value system used by RiskMetrics Group to formulate proxy voting recommendations remain consistent with the best interests of BSCM’s clients. The BSCM Proxy Committee also performs an annual review of the RiskMetrics Group Policies, Procedures and Practices Regarding Potential Conflicts of Interest to confirm that RiskMetrics Group remains independent and objective in the formulation of its recommendations according its voting guidelines and value system. All reviews and conclusions will be documented in minutes of the BSCM Proxy Committee and kept in the BSCM Proxy Voting file.
Periodically, the CCO or designate will test proxy votes cast by RiskMetrics Group for compliance with the RiskMetrics Group voting guidelines and value system then in effect. Evidence of the compliance review and results will be noted in the Quarterly BSCM Compliance Checklist kept in the Adviser Compliance Monitor file.

DESCRIPTION OF RISKMETRICS PROXY VOTING POLICY AND PROCEDURES
Proxy voting guidelines are designed to assist in the informed exercise of proxy voting worldwide, taking into account the differing legal, political, and economic systems existing in each country. Core to the development of the proxy voting guidelines are key theoretical underpinnings that include: enhancing shareholder value, mitigating risk, ensuring accountability of directors to shareholders, providing checks and balances, and promoting transparency and engagement. The application of these guidelines varies for different markets, with the basic principles of governance remaining evident in each region’s policies. An understanding of local market structures and practices is essential for making informed voting decisions. The exercise of an institution’s proxy voting rights is a key component in protecting the shareholder franchise.

FFTW’S STATEMENT OF POLICY AND PROCEDURES
FOR PROXY VOTING
FFTW has adopted and implemented the policies and procedures set forth below with respect to its proxy voting and corporate action activity, if any.
Statement of Policy
FFTW manages only fixed income portfolios which are in the main invested in sovereign, agency or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity investments.
On occasion however FFTW does receive corporate governance notices which commonly will fall into one of the following categories:
1)	Exchange offers – Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.

2)	Tender offers – These offers are generally where the issuer makes a tender to buy back some types of notes.

3)	Consents – This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders’ authority and consent in order to implement the changes.
FFTW’s policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm’s policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (i) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client’s investment objectives) and (ii) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW’s Chief Legal and Risk Officer/Chief Compliance Officer, or her delegee, will review the matter to ensure that the client’s interests are placed ahead of any interest that FFTW may have in connection with the vote.
Procedures
Typically, notice of a proxy vote or corporate action is provided by the Custodian to Operations. Operations is responsible for notifying either the Portfolio Manager or Client Portfolio Manager and a member of the Risk Oversight group of receipt of such notice after determining which client accounts hold the security to which the notice relates.
Voting
In the rare instance that action by FFTW is required, the Portfolio Manager, in consultation with a member of the Risk Oversight group, will determine how FFTW should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
Disclosure
FFTW’s Form ADV summarizes FFTW’s proxy voting policy and procedures and includes a statement that clients may request information regarding how FFTW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
Client Requests for Information
All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to a member of the Risk Oversight group.
In response to any request the Risk Oversight group will prepare a written response to the client with the information requested, and if applicable, will include the name of the issuer, the proposal voted upon, and how FFTW voted the client’s proxy with respect to each proposal about which the client inquired.
Recordkeeping
Risk Oversight group maintains the following proxy records in accordance with its document retention policy:
•	These policies and procedures and any amendments;

•	Each proxy statement that FFTW receives;

•	A record of each vote that FFTW casts;

•	Any document FFTW created that was material to making a decision how to vote proxies, or that memorializes that decision;

•	A copy of each written request from a client for information on how FFTW voted such client’s proxies, and a copy of any written response.
Class Action Notices
From time to time, FFTW, as investment adviser, receives from its clients’ custodians, notices in connection with class action litigations involving securities that may have been held by FFTW clients. While FFTW does not file the claim on behalf of its clients in these types of actions, upon receipt of such notices, FFTW will forward the notice to the clients on whose behalf it has been received along with details of the transactions by FFTW in the affected securities. In addition, FFTW will review its internal accounting system to determine if clients other than those whose custodians forwarded notices held the affected securities and will send an informational notice to those other clients informing them of the existence of the action and the fact that they held securities affected by the action.

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS
EFFECTIVE MAY 1, 2010
Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:
•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.
In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:
Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

Columbia Investment Advisors, LLC
Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)
Explanation/Summary of Regulatory Requirements
An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.
Policy Summary
Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.
Policy
All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.
CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.
Means of Achieving Compliance
The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.
The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.
CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES
Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.
In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.
Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.
Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST
For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.
For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.
In the case of Proxy Referrals, CRM identifies companies with which CMA has significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.
If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:
•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may

[2]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.
Affiliate Investment Companies and Public Companies
CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.
Management of Conflicts of Interest – Additional Procedures
In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.
CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.
Ownership Limits – Delegation of Proxy Voting to an Independent Third Party
From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).
The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.
PROXY VOTING GUIDELINES
A. CMA’s Proxy Voting Guidelines – General Practices.
The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.
B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.
A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.
C. Other Proxy Matters
For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.
2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.
3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.
4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.
5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.
6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.
Supervision
Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.
Escalation
With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.
Monitoring/Oversight
CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping
CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:
•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.
Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.
These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)
Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations
Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

CMA’S PROXY VOTING GUIDELINES
A. The Proxy Committee has adopted the following guidelines for voting proxies:
1. Matters Relating to the Board of Directors/Corporate Governance
CMA generally will vote FOR:
•	Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:
(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).
One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.
•	Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.
CMA generally will vote FOR:
•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.
CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE- BY- CASE basis.
CMA generally will vote AGAINST:
•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.
CMA will vote on a CASE-BY-CASE basis:
•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:
o	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

o	Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.
•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.
2. Compensation
CMA generally will vote FOR:
•	CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•	CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.
CMA generally will vote AGAINST:
•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•	Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•	CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.
CMA will vote on a CASE-BY-CASE basis:
•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.
3. Capitalization
CMA generally will vote FOR:
•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization. For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.
CMA will evaluate on a CASE-BY-CASE basis proposals regarding:
•	Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:
o	Whether the company has attained benefits from being publicly traded.

o	Cash-out value

o	Balanced interests of continuing vs. cashed-out shareholders

o	Market reaction to public announcement of transaction
4. Mergers, Restructurings and Other Transactions
CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.
5. Anti-Takeover Measures
CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:
Poison Pills
•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.
Greenmail
•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.
Supermajority vote
•	CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.
Control Share Acquisition Provisions
•	CMA will vote FOR proposals to opt out of control share acquisition statutes.
6. Other Business Matters
CMA generally will vote FOR:
•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.
CMA generally will vote FOR:
•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:
o	Credible reason exists to question:
▪	The auditor’s independence, as determined by applicable regulatory requirements.

▪	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.
o	Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.
•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.
CMA generally will vote AGAINST:
•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•	Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.
CMA will vote AGAINST:
•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.
CMA will vote on a CASE-BY-CASE basis:
•	Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.
CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:
•	FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•	FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.
7. Other Matters Relating to Foreign Issues
CMA generally will vote FOR:
•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•	Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•	Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.
CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.
CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:
•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.
8. Investment Company Matters
Election of Directors:
CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
•	Board structure

•	Attendance at board and committee meetings.
CMA will WITHHOLD votes from directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:
CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment
Converting Closed-end Fund to Open-end Fund:
CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements:
CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)
Approving New Classes or Series of Shares:
CMA will vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals:
CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:
•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes
Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):
CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk
CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.
Changing a Fundamental Restriction to a Non-fundamental Restriction:
CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio
Change Fundamental Investment Objective to Non-fundamental:
CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective
Name Change Proposals:
CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:
•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition
Change in Fund’s Subclassification:
CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:
•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry
Disposition of Assets/Termination/Liquidation:
CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation
Changes to the Charter Document:
CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications
CMA will vote FOR:
•	Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•	Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval
CMA will vote AGAINST:
•	Proposals enabling the Board to:
o	Change, without shareholder approval the domicile of the fund

o	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document
Changing the Domicile of a Fund:
CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:
CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940
Distribution Agreements:
CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement
Master-Feeder Structure:
CMA will vote FOR the establishment of a master-feeder structure.
Mergers:
CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:
CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.
Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:
CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.
Shareholder Proposals to Terminate the Investment Adviser:
CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management.

APPENDIX B
Conflicts of Interest Disclosure and Certification Form
Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.
Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

APPENDIX C
CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed
By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:
GWIM Investment Operations – Proxy Department
     or
In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

BNP PARIBAS ASSET MANAGEMENT, INC.
PROXY VOTING POLICY
Voting at assembly general meetings is a key component of the ongoing dialogue with companies in which we invest on behalf of our clients and forms an integral part of BNPP AM’s investment process. We are committed to ensure consistent exercise of voting rights (Subject to technical and legal constraints) associated with shares held in Undertakings for the Collective Investment of Transferable Securities (UCITS) and investment mandates where proxy voting has been delegated to us.
Through implementation of our voting policy, we aim to enhance the long-term value of our shareholdings and to foster corporate governance best practices, business ethics, economic development, social cohesion and environmental protection. We strive to vote in the best interest of our clients and operate at arms length from the BNP Paribas Group and its subsidiaries or affiliate companies.
Corporate governance practices which BNP Paribas Asset Management supports include:
•	resolutions consistent with the « one share — one vote — one dividend » principle, and limitation of excessive protection measures

•	full disclosure of company affairs in reports and accounts,

•	availability and independence of board members,

•	transparency of appointment and remuneration mechanisms,

•	independence of control mechanisms from executive functions

•	changes to company statutes that have a positive impact on shareholders’ rights
Our voting policy is supported by a set of guidelines that address key voting issues relating to: approval of accounts and management reports, financial operations, appointment and remuneration of directors and executives, and other types of resolutions. For each voting issue, our guidelines highlight criteria that reflect or tend toward best practice and that we support, as well as resolutions that go against shareholder interests and that we are likely to oppose or abstain.
In applying our voting guidelines, we take into account specific circumstances as they relate to individual companies. Our policy and guidelines are reviewed annually in order to reflect the evolution of corporate governance codes and market practices.
This voting policy applies to all entities within BNPP AM. External investment managers to which we delegate portfolio management are required to exercise voting rights in line with our expectations and market practices, and to report regularly on results achieved.

Voting Guidelines For General Assembly Meetings of Listed Companies
Preambule
These guidelines support BNPP AM Voting Policy. They address key voting issues grouped in four themes:
1.	Approval of accounts

2.	Financial operations

3.	Appointments and remuneration of directors and executives

4.	Other relevant issues (e.g. related-party transactions).
For each issue, the guidelines highlight best practices and issues that may trigger an “oppose” or “abstain” vote:
Voting decisions are based on the following considerations:
•	For: The proposed resolution reflects or tends toward best practice and is in shareholders’ long term interest

•	Abstain: The proposal raises issues of concern for shareholders

•	Oppose: The proposal is not acceptable and is not in shareholders’ long-term interest

1. Report and Accounts

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Approval of Reports and Accounts	Information provided by the Board presents a full and fair view of company affairs and financial situation.

The accounts have been recommended by an independent[1] audit committee.

	The company provides adequate disclosures on key financial and extra-financial risks	The audit committee comprises less than a third independent members AND presence of an executive director in the committee The accounts are not available at the cut off date for correspondence vote	The auditors have qualified the accounts The Board has not set up an audit committee (to be reviewed on a case-by-case basis for smaller companies)[2]

Dividends/ Appropriation of earnings	The dividend is covered and the pay-out ratio is reasonable	Uncovered dividends (by earnings or cash flow), unless these are reasonably justified by the Board

[1]	The audit committee is composed of at least 50% independent members, does not comprise an executive director, and its members have financial competence

[2]	Market capitalization under 1 billion euros

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Auditors’ Appointment and Remuneration	The auditors have been recommended by an independent audit committee[1]

The audit committee has disclosed its policy for the provision of non-audit services by the auditors (e.g. excluded services and pre-approval works)

There is full disclosure of audit fees and advisory fees.	The audit committee comprises less than a third independent members AND comprises an executive director

There are potential concerns regarding the independence of the auditors (e.g. advisory fees exceed audit fees, appointments exceeds 6 years)

		Advisory or audit fees are not disclosed	The Board has not set up an audit committee (to be reviewed on a case-by-case basis for smaller companies)

2. Financial Operations

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Authority to issue shares or securities giving access to the capital	The authority respects the “one share — one vote — one dividend” principle

The authority is suitably justified and limited, in amount and duration.

The authority includes pre-emptive rights (or otherwise priority rights) and does not create significant imbalances between the different categories of shareholders	All the share issue authorities exceeds 100% of issued share capital (to be reviewed on a case by case basis)	The authority with pre-emptive rights exceeds 100% of issued share capital (to be reviewed on a case by case basis)

The authority without pre-emptive rights and with priority rights of at least 5 days exceeds 20% of issued share capital.

The authority without pre-emptive rights and without priority rights exceeds 5% of issued share capital and has no specific object (to be reviewed on a case by case basis in particular if the future of the company is at stake)

The authority is likely to be used as an anti-take-over measure

Share repurchase authority	Share repurchase represents best use of company resources and is limited both in volume and duration	Share repurchase authority exceeds 2 years.	Share repurchase authority is likely to be used as an anti-takeover measure Share repurchase authority exceeds 10% of issued capital. Use of Financial derivatives for share repurchases.

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Equity warrants	When the emission might happen during a takeover period, equity warrant issue is proposed to shareholders in the framework of a general meeting	The equity warrant issue to be authorized lacks of detailed information (for instance, the Board does not provide with any report to explain the reason why the public tender offer would not be in the best interest of its shareholders, the company does not publish the conditions of the takeover cancellation if it failed, etc.)

Equity warrant issue is likely to be used as an anti-takeover measure

Share issues reserved to employees	The authority to issue share does not create significant imbalances between categories of shareholders	Cumulative volume exceeds 10% of issued capital AND discount over 10%	Cumulative volume exceeds 10% of issued capital AND discount over 20%

3. Appointments and Remunerations of Directors

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Directors’Appointment	The Board of directors (or supervisory Board) is independent from management and represents the interests of majority and minority shareholders.

Specialised committees are composed of a majority of independent members with an independent chairman (The audit and the remuneration committees don’t comprise an executive director)

Candidates are proposed by an independent nomination committee for a mandate of 4 years maximum.

There is sufficient biographical information for shareholders to vote on an informed basis

Shareholders can vote separately on the election of individual directors	The candidate is not independent and:

•    the board comprises less than 50% independent directors (non-controlled companies)

•    the board comprises less than 33% independent directors (controlled companies)

NB. The proposed resolution is assessed in light of the existence and degree of independence of the nomination committee (indicative proportion of 33% of independent directors)

Factors that may compromise independence include :
•	To represent a shareholder holding more than 5% of stock or vote

•	To be an employee or corporate officer of the corporation, or an employee or director of its parentor a company that it consolidates, and not having been in such a position for the previous five years

•	To be a chief executive officer of a company (B) if one of the following requierments is complied:
-	The concerned company (A) is a legal entity directly or not directly director in the company (B);

-	An employee of the company A is a director of the company B (currently or less than 5 years);

-	An executive of the company A is a director of the company B (currently or less than 5 years);
•	To be a customer, supplier, investment banker or commercial banker if that is mateiral for the corporation or its group or a significant part of whose business the corporation or its group accounts

•	To be a related by close family ties to a corporate officer

•	To have been an auditor of the corporation within the previous five years

•	To have been a director of the corporation for more than twelve years

•	To hold more than five director mandates in other listed companies; or three director mandates outside their group for executive directors.

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Director fees	Linked to the attendance of directors to Board and committees, and to the importance of carried out missions, and in line with benchmarks (based on country practices)	Not linked to attendance	Not linked to attendance and deemed excessive

Remuneration of Senior Executives	The remuneration scheme has been recommended by a remuneration committee composed of at least 50% independent members and does not comprise an executive director.

The remuneration schemes are in line with long term company performance (e.g. the remuneration committee has considered the impact of share repurchases undertaken during the previous year on relevant performance targets for incentive schemes)	The remuneration scheme is disproportionate with regards to performance (e.g. based on share value and/or intrinsic value) and relevant peer group

The termination payments for executive directors or the Chairman of the Board may not exceed two years of compensation fixed and variable (stock options and other compensations are excluded). The termination payments must also be conditional on seniority criteria and explicit performance requirements.

The termination payments for executive directors or the Chairman of the Board who’s taking his retirement.

NB. The proposed resolution is assessed in light of the experience and degree of independence of the remuneration committee.

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Stock option Plans and free shares	The stock option plan has been recommended by a remuneration committee composed of at least 50% independent members and does not comprise an executive director.

The stock option plan must be readable for shareholder, with specific and pre-established criteria (quantitative, simple, accurate, and objective) and reassessed periodically.

The stock option plan meets the following conditions:

•    No discount for executives

•    Sum of vesting and holding periods at least 3 years

•    Clear exercising objectives

The authorities for executive directors are separated from those for employees. Otherwise, the stock options and the free shares for executive directors are limited explicitly.	Stock option plans that meet at least ONE of the following conditions:

•    Cumulative volume of proposed and outstanding stock option plans and free shares exceeds 10% of issued capital including 3% maximum for corporate officers (to be reviewed on a case by case basis regarding the exercise price for options already granted)

•    Volume of stock option plans per year exceeds 2,5% of issued capital (to be reviewed on a case by case basis in particular if it’s new shares to issue)

•    Free shares distribution per year exceeds 1% of issued capital (to be reviewed on a case by case basis in particular if it’s new shares to issue)

•    Grants of stock options and free shares are not linked to the achievement of performance criteria.

•    Possibility to re-test exercising conditions

•    Existence of a discount for executives

•    Sum of vesting and holding periods less than 3 years

NB. The proposed resolution is assessed in light of the existence and degree of independence of the remuneration committee.

4. Other Relevant Issues

Key factors affecting voting decision
Voting Issue	Best practice	Abstain	Oppose
Changes to Company Statutes	By-laws that respect the “one share — one vote — one dividend” principle	Resolutions that carry adverse impacts on shareholder rights (To be considered on a case-by-case basis in light of information provided by the company)

Related-party Transactions and other Resolutions	There is full disclosure of information relevant to the resolution and such information is presented in a fair and balanced way	Insufficient disclosure of relevant information	Related-party Transactions and other Resolutions

Shareholder Resolutions	Appropriate for general assembly Alignment with shareholders long-term interests	To be considered on a case-by-case basis in light of: • Justification by its authors • Board support or justification of opposition

STATEMENT OF ADDITIONAL INFORMATION
BISHOP STREET FUNDS
May 1, 2010
Investment Adviser:
Bishop Street Capital Management
(the “Adviser”)
This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectus dated May 1, 2010 (the “Prospectus”). This SAI relates to Class I Shares of the following series of the Trust (the “Fund”):
Treasury Money Market Fund
This SAI is incorporated by reference into the Fund’s Prospectus. Capitalized terms not defined herein are defined in the Prospectus. A Prospectus may be obtained without charge by calling 1-800-262-9565.
The Trust’s financial statements and notes thereto contained in the Annual Report for the Fund for the fiscal year ended December 31, 2008, are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2008 Annual Report is available without charge at www.bishopstreefunds.com.
May 1, 2010

THE TRUST
General. The Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a voluntary association (commonly known as a business trust) under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (known as shares) and separate classes of shares. The Fund is a diversified investment company.
Voting Rights. Each share held entitles the shareholder of record to one vote and each fractional share is entitled to a proportionate fractional vote. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval, which they may exercise if the Fund fails to reach or maintain a viable size or for some other extraordinary reason.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
DESCRIPTION OF PERMITTED INVESTMENTS
The following information supplements the information about permitted investments set forth in the Prospectus.
Legend
     % — Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.
     √ - No policy limitation; Fund may be currently using.
     * - Permitted, but not typically used.
     – - Not permitted.
Treasury Money Market Fund

Traditional Investments
Asset-Backed Securities	—
Bank Obligations	—
Commercial Paper	—
Corporate Debt Obligations	—
Municipal Securities	—
Repurchase Agreements	√[1]
U.S. Government Agency and Treasury Obligations	√[2]
Zero Coupon Obligations	√[2]
Variable and Floating Rate Instruments	—
Yankee Bonds	—
Investment Practices
Borrowing	33%
Illiquid Securities	5%[3]

1

Treasury Money Market Fund

Securities Lending	33 1/3%
Standby Commitments	33%
When-Issued Securities	33%

1.	Limited to repurchase agreements involving U.S. Treasury Obligations.

2.	Limited to U.S. Treasury Obligations.

3.	Percentage based on net assets, not total assets.
ILLIQUID SECURITIES are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a mutual fund’s books.
REPURCHASE AGREEMENTS are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.
Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Fund, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate.
SECURITIES LENDING - The Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of its total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.
STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put

2

may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.
U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Fund’s custodian holds the income from the receipts for the benefit of the receipt owners.
WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

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Segregated accounts will be established with the Fund’s custodian and the Fund will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.
ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.
INVESTMENT LIMITATIONS
Fundamental Policies
The Fund’s investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.
The Fund may not:
1.	Invest more than 25% of its assets in any one industry, except that the Fund may do so with respect to U.S. government obligations and U.S. bank obligations.
2.	Invest more than 5% of its assets in the securities of any one issuer.
3.	Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund’s net assets.
4.	Invest in companies for the purpose of exercising control.
5.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.
6.	Make loans, except that (a) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) the Fund may enter into repurchase agreements; and (c) the Fund may engage in securities lending.
7.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.
8.	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

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9.	Make short sales of securities or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.
10.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
11.	Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.
12.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).
13.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.
Non-Fundamental Policies
The following investment limitations are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.
1.	The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 5% of the Fund’s net assets.
2.	The Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in U.S. Treasury obligations (including repurchase agreements fully-collateralized by U.S. Treasury obligators). This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.
Except with respect to fundamental policy 5 above, the foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.
THE ADVISER
General. Bishop Street Capital Management is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The Adviser is affiliated with two of the Sub-Advisers, BNP PAM and FFTW (see below), which are also subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in over 84 countries. BNP Paribas has three core lines of business that operate independently within the organization: investment banking, asset management and specialized financial services. The Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. As of March 31, 2010, the Adviser had approximately $2.4 billion in assets under management.
Advisory Agreement with the Trust. The Trust and First Hawaiian Bank entered into an advisory agreement dated March 31, 1999 (the “Advisory Agreement”) BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9,

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1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Trust. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Trust under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of the Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in the Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.
After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Fund, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.
Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.30% of the daily average net assets of the Fund. Advisory fees are charged separately for the Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets. For the fiscal years ended December 31, 2006, 2007 and 2008, the Funds paid the Adviser the following advisory fees:
For Fiscal Years Ended December 31:

				Advisory Fees Voluntarily
	Advisory Fees Paid by Fund			Waived by Adviser
Fund	2006	2007	2008	2006	2007	2008
Treasury Money Market Fund	$592,809	$484,924	$385,289	$388,882	$324,060	$249,020
THE SUB-ADVISER
Fischer Francis Trees & Watts, Inc. and its Affiliates
General. Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as a Sub-Adviser and manages the assets of the Fund under the supervision of the Adviser and the Board of Trustees. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York Corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation. As of March 31, 2009, FFTW had approximately $17.1 billion in assets under management.

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Sub-Advisory Fees Paid to FFTW. The Trust and the Adviser entered into a sub-advisory agreement with FFTW on April 29, 2005 (the “FFTW Sub-Advisory Agreement”). A new sub-advisory agreement was entered into on December 15, 2006. Under the FFTW Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.060% of the aggregate average daily net assets of the Fund up to $500 million and 0.020% of the aggregate average daily net assets of the Fund in excess of $500 million. These fees are paid by the Adviser; FFTW receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2007, 2008 and 2009 the Adviser paid FFTW the following sub-advisory fees:
For Fiscal Years Ended December 31:

	Sub-Advisory Fees			Sub-Advisory Fees Waived
	Paid by Adviser			by Wellington/FFTW
Fund	2007	2008	2009*	2007	2008	2009
Treasury Money Market Fund	$96,985	$77,058	$29,652	$0	$0	$0	*

*	The Treasury Money Market Fund was liquidated on July 31, 2009.
After the initial two year term, the continuance of the FFTW Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the FFTW Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Fund, as defined in the 1940 Act. The FFTW Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.
THE PORTFOLIO MANAGER
This section includes information about the Fund’s portfolio manager, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Compensation
FFTW. FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market (New York, London and Singapore). Compensation is based on a combination of individual, team, and firm. We have a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees. Our structure, as a subsidiary of BNP Paribas, offers the transparency and flexibility of a boutique with the resources of a large firm. Many talented employees do not want to deal with the bureaucracy of big firms, but are concerned about the risk of small firms.
We aim to attract and retain staff with total compensation packages competitive with the applicable local market (New York, London and Singapore). Compensation is based on a combination of individual, team, and firm performance. There are two standard components of the remuneration structure for our professional staff based on market survey data: salary and discretionary bonus. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees.

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Fund Shares Owned by Portfolio Manager
The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the Trust’s most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund Name	Dollar Range of Shares Owned
FFTW
Kenneth O’Donnell	None	None
Management of Other Accounts
In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts as shown in the tables below. All information is as of March 31, 2010, unless otherwise noted.

	Registered Investment Companies		Other Pooled
			Investment Vehicles[1]		Other Accounts[2]
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Name	Accounts	(Millions)	Accounts	(Millions)	Accounts	(Millions)
Kenneth O’Donnell*	4	$434	1	$179	19	$2,068

1.	One of the “Other Pooled Investment Vehicles” managed by Mr. O’Donnell are subject to a performance based advisory fee. As of December 31, 2009, the five accounts had combined total assets of $179 million.

2.	Three of the “Other Accounts” managed by Mr. O’Donnell are subject to a performance based advisory fee. As of December 31, 2009, the four accounts had combined total assets of $424 million.
Conflicts of Interests
The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
THE ADMINISTRATOR
General. SEI Investments Global Funds Services (the “Administrator”), a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust’s principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and

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information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.
Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Fund.
The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.
Administration Fees Paid to the Administrator. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of the Fund. For the fiscal years ended December 31, 2006, 2007 and 2008, the Funds paid the Administrator the following administration fees:
For Fiscal Years Ended December 31:

	Administrative Fees			Administrative Fees Voluntarily
	Paid by Fund			Waived by Administrator
Fund	2006	2007	2008	2006	2007	2008
Treasury Money Market Fund	$395,206	$323,283	$256,860	$168,931	$137,502	$104,049
THE DISTRIBUTOR
The Trust and SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the “Distribution Agreement”) whereby the Distributor acts as a principal underwriter for the continuous offering of the Fund’s shares on a “best efforts” basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.
The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on

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investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.
For the fiscal year ended December 31, 2008, the Distributor paid the entire amount of fees received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Fund’s shareholders.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.
These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.
The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.
THE TRANSFER AGENT
DST Systems, Inc. (the “Transfer Agent”), 330 W. 9th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and dividend-paying agent.

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THE CUSTODIAN
Union Bank, N.A. (the “Custodian”), 350 California Street, San Francisco, California 94104, serves as the Fund’s custodian, and is responsible for maintaining the custody of the Fund’s assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Fund’s independent registered public accounting firm, and is responsible for auditing the Fund’s financial statements.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Trust.
CODES OF ETHICS
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, FFTW, the Administrator, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, FFTW, and Distributor is on file with the SEC and is available to the public.
TRUSTEES AND OFFICERS OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series, including the Fund, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser, as applicable, are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the

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Adviser and/or any sub-adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-adviser (if applicable), and other service providers such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Adviser’s and Sub-Adviser’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in ETFs, if any.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, Sub-Adviser, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the

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relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and Sub-Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.
The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.
In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.
Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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			Number of
			Portfolios in
			Fund
Name and	Position(s)		Complex
Date of	Held with	Principal Occupation(s)	Overseen by	Other Directorships
Birth	the Trust	During Past 5 Years	Trustee	Held by Trustee
Interested Trustees*
Robert A. Nesher (8/17/46)	Chairman of the Board of Trustees (since 1998)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.	6	Trustee of The Advisors Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

William M. Doran (5/26/40)	Trustee (since April 2006)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	6	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Independent Trustees*
Charles E. Carlbom (8/20/34)	Trustee (since April 2006; previously served as Trustee from	Self-Employed Business Consultant, Business Projects Inc. since 1997.	6	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner

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			Number of
			Portfolios in
			Fund
Name and	Position(s)		Complex
Date of	Held with	Principal Occupation(s)	Overseen by	Other Directorships
Birth	the Trust	During Past 5 Years	Trustee	Held by Trustee
	1999 through January 2004)			Circle Fund II; Board Member, Oregon Transfer Co., and O.T. Logistics, Inc.

John K. Darr (8/17/44)	Trustee (since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	6	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. (non-profit developer of affordable housing for ownership).

Mitchell A. Johnson (3/01/42)	Trustee (since April 2006)	Private Investor since 1994.	6	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Betty L. Krikorian (1/23/43)	Trustee (since April 2006)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	6	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

James M. Storey (4/12/31)	Trustee (since April 2006)	Attorney, Solo Practitioner since 1994.	6	Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt

15

Number of
Portfolios in
Fund
Name and	Position(s)		Complex
Date of	Held with	Principal Occupation(s)	Overseen by	Other Directorships
Birth	the Trust	During Past 5 Years	Trustee	Held by Trustee
Trust and SEI Alpha Strategy Portfolios, L.P.

George J. Sullivan (11/13/42)	Trustee (since April 2006)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.	6	Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust’s Distributor.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1998.
The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company,

16

his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Funds since 2006.
The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.
The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as President and founder of an investment management firm, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.
The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 2006.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Board Standing Committees. The Board has established the following standing committees:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management

17

letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust’s most recently completed fiscal year.
Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twice during the Trust’s most recently completed fiscal year.
Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board’s operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.
Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of the Fund’s shares as of December 31, 2009. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Fund’s share class.

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen by Trustee in Family
Name of Trustee	Equity Securities in the Fund	of Investment Companies
Interested Trustees
William M. Doran	None	None
Robert A. Nesher	None	None
Independent Trustees
Charles E. Carlbom	None	None

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Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen by Trustee in Family
Name of Trustee	Equity Securities in the Fund	of Investment Companies
John K. Darr	None	None
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
James M. Storey	None	None
George J. Sullivan	None	None
Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

		Pension or		Total
		Retirement	Estimated	Compensation
		Benefits	Annual	From Registrant
		Accrued as	Benefits	and Fund
Name of Person and	Aggregate	Part of Fund	Upon	Complex Paid to
Position	Compensation	Expenses	Retirement	Trustees
Interested Trustees
William M. Doran	$0	$0	$0	$0
Robert A. Nesher	$0	$0	$0	$0
Independent Trustees
Charles E. Carlbom	$6,490	$0	$0	$6,490
John K. Darr	$6,490	$0	$0	$6,490
Mitchell A. Johnson	$6,490	$0	$0	$6,490
Betty L. Krikorian	$6,490	$0	$0	$6,490
James M. Storey	$6,490	$0	$0	$6,490
George J. Sullivan	$6,490	$0	$0	$6,490
Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.
Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Number of
Funds in the
Fund
Name and Date	Position Held	Principal Occupation(s)	Complex to
of Birth	with the Trust	During Past 5 Years	be Overseen
Philip T. Masterson	President	Managing Director of SEI Investments since	6
(3/12/1964)	(since 2008)	2006. Vice President and Assistant Secretary
of the Administrator from 2004 to 2006.
General Counsel of Citco Mutual Fund
Services from 2003 to 2004. Vice President
and Associate Counsel for the Oppenheimer
Funds from 2001 to 2003.

19

Number of
Funds in the
Fund
Name and Date	Position Held	Principal Occupation(s)	Complex to
of Birth	with the Trust	During Past 5 Years	be Overseen
Michael Lawson	Treasurer,	Director, SEI Investments, Fund Accounting	6
(10/08/1960)	Controller and	since July 2005. Manager, SEI Investments,
	Chief Financial	of Fund Accounting from April 1995 to
	Officer	February 1998 and November 1998 to July
	(since 2006)	2005.

Russell Emery	Chief Compliance	Chief Compliance Officer of The Advisors'	6
(12/18/1962)	Officer	Inner Circle Fund and The Advisors' Inner
	(since 2006)	Circle Fund II since March 2006. Chief
Compliance Officer of SEI Structured Credit
Fund, LP and SEI Alpha Strategy Portfolios,
LP since June 2007. Chief Compliance Officer
of SEI Opportunity Fund, L.P., SEI
Institutional Managed Trust, SEI Asset
Allocation Trust, SEI Institutional
International Trust, SEI Institutional
Investments Trust, SEI Daily Income Trust,
SEI Liquid Asset Trust and SEI Tax Exempt
Trust since March 2006. Director of
Investment Product Management and
Development, SEI Investments, February 2003
to March 2006; Senior Investment Analyst --
Equity Team, SEI Investments, from March
2000 to February 2003.

Carolyn Mead	Vice President and	Counsel at SEI Investments since 2007.	6
(7/08/1957)	Assistant Secretary	Associate at Stradley, Ronon, Stevens &
	(since 2008)	Young from 2004 to 2007. Counsel at ING
Variable Annuities from 1999 to 2002.

Timothy D. Barto	Vice President and	General Counsel and Secretary of SIMC and	6
(03/28/1968)	Assistant Secretary	the Administrator since 2004. Vice
	(since 2006)	President of SIMC and the Administrator
since 1999. Vice President and Assistant
Secretary of SEI Investments since 2001.
Assistant Secretary of SIMC, the
Administrator and the Distributor, and Vice
President of the Distributor from 1999 to
2003. Vice President and Assistant
Secretary of the Trust from 1999 to 2002.

James Ndiaye	Vice President and	Vice President and Assistant Secretary of	6
(9/11/1968)	Assistant Secretary	SIMC since 2005. Vice President at Deutsche
	(since 2006)	Asset Management from 2003 to 2004.
Associate at Morgan, Lewis & Bockius LLP
from 2000 to 2003.

Joseph Gallo	Vice President	Attorney for SEI Investments since 2007.	6
(4/29/1973)	and Secretary	Associate Counsel at ICMA--RC from 2004 to
	(since 2008)	2007. Assistant Secretary of The
VantageTrust Company in 2007. Assistant
Secretary of The Vantagepoint Funds from
2006 to 2007.

20

			Number of
			Funds in the
			Fund
Name and Date	Position Held	Principal Occupation(s)	Complex to
of Birth	with the Trust	During Past 5 Years	be Overseen
Andrew S. Decker	AML Officer	Compliance Officer and Product Manager of	6
(08/22/63)	(since 2008)	SEI Investments since 2005. Vice President
		of Old Mutual Capital from 2000 to 2005.

Michael Beattie	Vice President	Director of Client Service at SEI since 2004.	6
(03/13/65)	(since 2009)

Keri Rohn	Privacy Officer	Compliance Officer at SEI Investments since	6
(8/24/80)	(since 2009)	2003.
REPORTING
The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.
PURCHASING AND REDEEMING SHARES
Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange (“NYSE”) is open for business. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.
It is currently the Trust’s policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.
The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator and/or the Custodian are not open for business.
PRICING/DETERMINATION OF NET ASSET VALUE
General Policy. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. The Fund’s valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities

21

for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.
Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board of Trustees.
Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. The Fund’s valuation methodology is based on Rule 2a-7 under the 1940 Act.
Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.
Waiver of Sales Charges. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Fund and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.
These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Fund, and are designed to promote and further support these distribution channels.
TAXES
The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

22

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualifications as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.
In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.
If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.
Federal Income Tax Treatment of Dividends and Distributions. The Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend

23

income will be taxed at the lower capital gains rates available for individual shareholders.
The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.
In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).
In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.
Certain distributions from the Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from the Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.
Redemptions and Exchanges. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

24

Federal Excise Tax. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.
Non-U.S. investors in the Fund may be subject to special U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.
State Taxes. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
FUND PORTFOLIO TRANSACTIONS
Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, an adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.
For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

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	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2006	2007	2008
Treasury Money Market Fund	$0	$0	$0
Brokerage Selection. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker’s ability to provide “best execution.” The advisers consider a number of factors when selecting brokers, such as the broker’s reputation and level of experience, the broker’s ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker’s familiarity with the market, the broker’s reliability and integrity, the broker’s fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, the Fund’s adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.
Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.
In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith

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allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities for clients, provide the adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
For the fiscal year ended December 31, 2008, the Fund did not pay any commissions were on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers.
Brokerage with Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers.
“Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of series and shares. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.

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INFORMATION ABOUT PORTFOLIO HOLDINGS
The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.
Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-annual and annual reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
These reports are also available on the Trust’s website at www.bishopstreetfunds.com. The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of each month for the Fund. The information for the Fund is posted to the website no earlier than five (5) business days after the end of each month. The information on the Trust’s website is publicly available to all categories of persons.
In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund’s policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.
No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund’s portfolio holdings information.
In addition, the Fund’s service providers, such as the Sub-Advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.
VOTING
Each share held entitles the shareholder of record to one vote. The shareholders of the Fund or class will vote separately on matters pertaining solely to the Fund or class, such as any distribution plan. As a

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Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Where the Fund’s Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.
SHAREHOLDER LIABILITY
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their Offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
PROXY VOTING
The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser has, in turn, delegated this responsibility to FFTW. FFTW will vote proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC’s website at http://www.sec.gov.

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5% AND 25% SHAREHOLDERS
A shareholder owning of record or beneficially more than 25% of the Fund’s shares may be considered to be a “controlling person” of the Fund. Accordingly, that shareholder’s vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund’s other shareholders. Because the Fund was not operational as of the date of this SAI, as of April 1, 2010, the Fund did not have any persons to report who were record owners of 5% or more, or more than 25%, of the Fund’s shares.
FINANCIAL INFORMATION
The Trust’s financial statements and notes thereto contained in the Annual Report for the Fund for the fiscal year ended December 31, 2008 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report is available without charge at www.bishopstreetfunds.com.

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APPENDIX — A
POLICIES AND PROCEDURES
PROXY VOTING

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FFTW’S STATEMENT OF POLICY AND PROCEDURES
FOR PROXY VOTING
FFTW has adopted and implemented the policies and procedures set forth below with respect to its proxy voting and corporate action activity, if any.
Statement of Policy
FFTW manages only fixed income portfolios which are in the main invested in sovereign, agency or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity investments.
On occasion however FFTW does receive corporate governance notices which commonly will fall into one of the following categories:
1)	Exchange offers — Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.
2)	Tender offers — These offers are generally where the issuer makes a tender to buy back some types of notes.
3)	Consents — This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders’ authority and consent in order to implement the changes.
FFTW’s policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm’s policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (i) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client’s investment objectives) and (ii) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW’s Chief Legal and Risk Officer/Chief Compliance Officer, or her delegee, will review the matter to ensure that the client’s interests are placed ahead of any interest that FFTW may have in connection with the vote.
Procedures
Typically, notice of a proxy vote or corporate action is provided by the Custodian to Operations. Operations is responsible for notifying either the Portfolio Manager or Client Portfolio Manager and a member of the Risk Oversight group of receipt of such notice after determining which client accounts hold the security to which the notice relates.
Voting
In the rare instance that action by FFTW is required, the Portfolio Manager, in consultation with a member of the Risk Oversight group, will determine how FFTW should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
Disclosure

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FFTW’s Form ADV summarizes FFTW’s proxy voting policy and procedures and includes a statement that clients may request information regarding how FFTW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
Client Requests for Information
All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to a member of the Risk Oversight group.
In response to any request the Risk Oversight group will prepare a written response to the client with the information requested, and if applicable, will include the name of the issuer, the proposal voted upon, and how FFTW voted the client’s proxy with respect to each proposal about which the client inquired.
Recordkeeping
Risk Oversight group maintains the following proxy records in accordance with its document retention policy:
•	These policies and procedures and any amendments;
•	Each proxy statement that FFTW receives;
•	A record of each vote that FFTW casts;
•	Any document FFTW created that was material to making a decision how to vote proxies, or that memorializes that decision;
•	A copy of each written request from a client for information on how FFTW voted such client’s proxies, and a copy of any written response.
Class Action Notices
From time to time, FFTW, as investment adviser, receives from its clients’ custodians, notices in connection with class action litigations involving securities that may have been held by FFTW clients. While FFTW does not file the claim on behalf of its clients in these types of actions, upon receipt of such notices, FFTW will forward the notice to the clients on whose behalf it has been received along with details of the transactions by FFTW in the affected securities. In addition, FFTW will review its internal accounting system to determine if clients other than those whose custodians forwarded notices held the affected securities and will send an informational notice to those other clients informing them of the existence of the action and the fact that they held securities affected by the action.

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